-------------------------------------------------------------------------------
                           $800,000,000 (Approximate)
                                  ContiMortgage
                          Home Equity Loan Trust 1998-3
                                 Home Equity ABS
-------------------------------------------------------------------------------
                             Computational Materials


                            Group I - FRM Sequentials

        (Please see separate set of computational materials for Group II)



     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


                                                                                           Final
                                                         Expected Ratings                Scheduled
            Class Size                                   (Moody's/Fitch/    Average       Payment       Payment
Class(1)     ($ MM)      Group       Tranche Type            S&P)           Life (1)       Date         Window (1)      Day Count
--------    ----------   -----       ------------        ----------------   --------     ---------      ----------      ---------
  A-1       $ 80.000       I          2a-7 Class         P-1/A-1+/F-1+     0.39 yrs/MAT   9/15/99    10/98-5/99/8 mo.     Act/360
  A-2        154.000       I       Fixed Sequential       Aaa/AAA/AAA      1.00 yrs/MAT   3/15/19     5/99-2/00/10 mo.    30/360
 A-3(2)      188.000       I       Fixed Sequential       Aaa/AAA/AAA      2.00 yrs/MAT   2/15/24     2/00-6/01/17 mo.    30/360
 A-4(2)       64.000       I       Fixed Sequential       Aaa/AAA/AAA      3.00 yrs/MAT   5/15/25     6/01-2/02/9 mo.     30/360
 A-5(2)       83.000       I       Fixed Sequential       Aaa/AAA/AAA      4.00 yrs/MAT   11/15/26    2/02-6/03/17 mo.    30/360
 A-6(2)       56.000       I       Fixed Sequential       Aaa/AAA/AAA      5.50 yrs/MAT   9/15/27     6/03-4/05/23 mo.    30/360
A-7(2,3)      65.000       I       Fixed Sequential       Aaa/AAA/AAA     7.16 yrs/CALL   10/15/29    4/05-12/05/9 mo.    30/360
A-8(2,3)      80.000       I           Fixed NAS          Aaa/AAA/AAA     6.03 yrs/CALL   10/15/29   10/01-12/05/51 mo.   30/360
  N-IO        80.000       I         Fixed NAS IO        Aaa/AAA/AAAr      2.47 yrs/MAT   3/15/01    10/98-3/01/30 mo.    30/360
BI(2,3)       30.000       I       Fixed Subordinate    Baa3/BBB-/BBB-    5.14 yrs/CALL   10/15/29   10/01-12/05/51 mo.   30/360
 Total      $800.000       --             --                   --                --             --              --              --

---------
(1)   See "Pricing Prepayment Speed" below.
(2)   See "Available Funds Cap" below.
(3)   These classes are callable at the 10% optional clean-up call date.


Seller and Servicer:        ContiMortgage Corporation & ContiWest Corporation

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   MORGAN STANLEY DEAN WITTER (lead manager), ContiFinancial Services Corporation, Bear Stearns, Credit
                            Suisse First Boston, Greenwich Capital Markets, Merrill Lynch, Nationsbanc Montgomery Securities
                            (co-managers), Keefe, Bruyette & Woods (selling group)

Structure:                  o Group I consists of FRM collateral and will support Classes A-1-A-8, N-IO and BI.
                            o Groups I and II will be fully cross-collateralized with respect to monthly excess cash flow.
                            o The Class A-1 Certificates will be fixed rate 2a-7 securities.
                            o The Class A-8 Certificates will be fixed rate non-accelerating senior ("NAS") Certificates.  The
                              Class A-8 Certificates will pay principal according to their pro-rata principal percentage as outlined below.

Pricing Prepayment Speed:   130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate Collateral for pricing purposes.  130% PPC for the Fixed Rate Collateral describes prepayments starting at 5.2% CPR in month 1, increasing by 1.8909% CPR per month to 26% CPR in month 12, and remaining at 26% CPR thereafter.

Statistical Calculation     Close of Business August 24, 1998.
Date:

Cut-Off Date:               Close of Business September 15, 1998.

Expected Pricing Date:      September 17, 1998.

Expected Settlement:        September 25, 1998 through DTC, Euroclear or CEDEL.

Accrued Interest:           Fixed Rate Certificates (not including Class A-1 Certificates): 9 days of accrued interest (from
                            September 16, 1998).

Distribution Dates:         The 15th of each month, beginning October, 1998.

AAA Credit Enhancement:     MBIA  Guarantee  on Class A  Certificates,  3.75% Class BI  Certificates,  1.00%  overcollateralization, excess spread and cross collateralization from Group II.

Class A-8 FRM NAS           The Class A-8 fixed rate FRM NAS certificates will pay according to the following schedule (of its
Certificates:               pro-rata share):

                                October 1998 - September 2001: 0%       October 2004 - September 2005:  100%
                                October 2001 - September 2003: 45%      October 2005 and thereafter:  300%
                                October 2003 - September 2004: 80%

Class N-IO:                 Class N-IO: 6.50% Coupon on the Notional Balance of the Class A-8 Certificates for the first 30 distribution dates.

Optional Call:              10% Clean-up call (10% of original aggregate Group I and Group II Home Equity Loan balances).

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials

Available Funds Cap:        Group I Available Funds Cap (Class A-5, Class A-6, Class A-7, Class A-8 and Class BI Certificates)
                            The above Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Group I collateral less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Group I collateral pool balance, equal to the sum of the Servicing Fee, the
                            Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b)
                            for the first 30 Payment Dates only, the product of (i) 6.50% per annum and (ii) the Class N-I0
                            Notional Principal Amount as represented by the Class A-8 Certificates divided by the aggregate Group I pool balance.  Classes A-2, A-3 and A-4 may also be subject to an available funds cap.

Tax Status:                 REMIC

ERISA Eligibility:          The Class A certificates are ERISA eligible.  The Class BI Certificates are not ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Group I Credit Enhancement

o    Class A1-A8, N-IO Credit Enhancement:
     1.  Excess cash;
     2. Overcollateralization building up to a requirement of 1.00% of the Group I original loan balance;
     3. Subordination of Class BI certificates, initially totaling 3.75% of the Group I original loan balance;
     4.  MBIA surety wrap.

o    Class BI Credit Enhancement:
     1.  Excess cash;
     2. Overcollateralization building up to a requirement of 1.00% of the Group I original loan balance.


(1) Excess Cash

Excess cash for Group I will generally equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, Certificate Interest and excess cash available from Group II.


(2) Overcollateralization

     1. Before the Stepdown Date, overcollateralization initially builds to 1.00% of the original Group I loan balance (subject to rating agency and MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.15% of the outstanding Group I loan balance;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the original Group I loan balance (subject to rating agency and MBIA trigger events);
     4.  There will be no funding of the overcollateralization for the first
         6 months of the transaction (until April 1999).


(3) Subordination

There will be a Class BI Certificate in the amount of 3.75% of the initial principal balance of the Group I collateral to provide credit enhancement to the Class A Certificates.


(4) Surety Wrap

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by MBIA. MBIA will also guarantee the final scheduled payment date of the Class A-1 2a-7 Certificates.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Cashflow Priority
o Group I Interest and Principal Collections (net of Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority prior to the Stepdown Date (October 2001) if no trigger event is in effect:

     1. Current Interest and Carry-Forward Interest to the Class A-1 through A-8 and Class N-IO Certificates;
     2.  Current Interest to the Class BI Certificates;
     3. The amount necessary to reduce the Group I AAA Balance to its required enhancement level will constitute the Group I
         Class A Principal Distribution Amount and will be allocated as follows:
         a) First to the Class A-8 NAS Certificates based on its percentage schedule;
         b)    Next to the Class A-1 (2a-7 eligible class) until retired;
         c) Sequentially to the Class A-2 through Class A-7 Certificates until each class is retired;
         d) Any remaining principal to the Class A-8 NAS Certificates until it is retired;
     4. Once all of the Group I Class A Certificates have been retired, remaining principal to the Class BI Certificate until retired;
     5.  Class BI Interest Carry Forward Amount;
     6.  Unpaid Class BI Realized Loss Amortization Amounts;
     7.  To cross collateralize Group II.

o Group I Interest and Principal Collections (net of Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority on and after the Stepdown Date (October 2001) if no trigger event is in effect:

     1. Current Interest and Carry-Forward Interest to the Class A-1 through A-8 and Class N-IO Certificates;
     2.  Current Interest to the Class BI Certificates;
     3. The amount necessary to reduce the Group I AAA Balance to its required enhancement level will constitute Group I Class A Principal Distribution Amount and will be allocated as follows:
         a) First to the Class A-8 NAS Certificates based on its percentage schedule;
         b)    Next to the Class A-1 (2a-7 eligible class) until retired;
         c) Sequentially to the Class A-2 through Class A-7 Certificates until each class is retired;
         d) Any remaining principal to the Class A-8 NAS Certificates until it is retired;
     4. The Class BI principal distribution amount based on the enhancement requirements to the Class BI Certificate until retired;
     5.  Class BI Interest Carry Forward Amount;
     6.  Unpaid Class BI Realized Loss Amortization Amounts;
     7.  To cross collateralize Group II.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Group I Target Credit Enhancement on and after the Stepdown date (October 2001) assuming no Delinquency Trigger Event is in effect:

     Pay Group I Class A bonds and Group I Class BI pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement percentage for each class:

                                 Targeted % of Pool   Target Credit Enhancement
                                 ------------------   -------------------------
       Class A                       89.7875%                10.2125%
       Class BI                       8.0625%                 2.1500%
       Overcollateralization          2.1500%
                                    ---------
                                    100.0000%

Group I Principal Cashflow Priority (Class BI Subordinated Certificates):
o The Group I Class BI Certificates will not receive payments of principal until the Stepdown Date, unless all the Group I Class A Certificates have been retired.

     Note: Interest will not accrue or be payable on any written down amounts with respect to the Group I Class BI Certificates.

Group I Subordination Test (To determine Class A Principal Distribution Amount):
o Before the Stepdown Date, the Group I Class A Certificates receive 100% of the collateral principal collections and the excess cash to build to a required OC target of 1.00%. After the Stepdown Date, the Group I Class A Certificates receive collateral principal to maintain 10.2125% credit enhancement.

Group I Step Down Date:
o The later of (a) the October 2001 Payment Date and (b) the first Payment Date on which the Group I Class A Enhancement Percentage (i.e., the sum of the Group I Class BI Certificates and OC amount divided by the Group I loan balance) is at least 10.2125%.

Group I Class A Enhancement Percentage:
Percentage equivalent of a fraction, the numerator of which is the excess of (x) the Group I loan balance for such Payment Date over (y) the Group I Class A Certificate Principal Balance after taking into account the payment of the Group I Class A Principal Distribution Amount on such Payment Date, assuming that no Delinquency Trigger Event is in effect and the denominator of which is the Group I loan balance.

Group I Delinquency Trigger:
o After the Stepdown Date, a Group I Delinquency Trigger Event has occurred if on any Payment Date [ ]% of the 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) with respect to Group I equals or exceeds the Group I Class A Enhancement Percentage (10.2125% = 2.15 X 4.75%); i.e., when the 3-month rolling average of 60+ Day Delinquencies with respect to Group I equals or exceeds [ ]% (10.2125%/[ ]%).

o If a Group I Delinquency Trigger Event is in effect, the Group I Class A Certificates will receive 100% of all principal until the credit enhancement equals or exceeds [ ]% of the 3 Month Rolling Average of 60+ Day Delinquencies with respect to Group I. During this time, overcollateralization will not be released until the credit enhancement target is achieved.


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Group I Cumulative Realized Loss Trigger Event:
o A Group I Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Group I Cumulative Realized Losses expressed as a percentage of the original loan balance of Group I equals or exceeds the following amounts:

                  Date                              Percentages
                  ----                              -----------
                  October 1998- September 2000        [1.05]%
                  October 2000- September 2001        [1.80]%
                  October 2001- September 2002        [2.40]%
                  October 2002- September 2003        [2.85]%
                  October 2003 and thereafter         [3.00]%


o Upon the occurrence and during the continuance of a Group I Cumulative Realized Loss Trigger Event, the Group I overcollateralization amount shall increase to [ ]% of the aggregate original balance of the Group I Collateral.



     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Average Life Sensitivity Tables (TO MATURITY)

FRM                PPC 0%        PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM                PPC 0%        PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
Class A-1
Avg. Life           5.55           0.84           0.59           0.46           0.39           0.36           0.32           0.30
Mod. Dur.           4.47           0.80           0.57           0.45           0.38           0.35           0.31           0.29
First Prin.       10/15/98       10/15/98       10/15/98       10/15/98       10/15/98       10/15/98       10/15/98       10/15/98
Last Prin.        10/15/09       3/15/00        9/15/99        6/15/99        5/15/99        4/15/99        4/15/99        3/15/99
Window (mos.)       133             18             12             9              8              7              7              6

Class A-2
Avg. Life          16.44           2.94           1.73           1.22           1.00           0.90           0.81           0.74
Mod. Dur.          10.07           2.61           1.60           1.15           0.94           0.85           0.77           0.70
First Prin.       10/15/09       3/15/00        9/15/99        6/15/99        5/15/99        4/15/99        4/15/99        3/15/99
Last Prin.        12/15/18       4/15/03        4/15/01        6/15/00        2/15/00        12/15/99       10/15/99       9/15/99
Window (mos.)       111             38             20             13             10             9              7              7

Class A-3
Avg. Life          22.92           7.46           3.92           2.57           2.00           1.75           1.51           1.33
Mod. Dur.          12.43           5.85           3.41           2.32           1.84           1.62           1.41           1.25
First Prin.       12/15/18       4/15/03        4/15/01        6/15/00        2/15/00        12/15/99       10/15/99       9/15/99
Last Prin.        12/15/23       1/15/10        4/15/04        4/15/02        6/15/01        1/15/01        9/15/00        6/15/00
Window (mos.)        61             82             37             23             17             14             12             10

Class A-4
Avg. Life          25.94          12.86           6.42           4.01           3.00           2.57           2.20           1.91
Mod. Dur.          13.08           8.82           5.22           3.48           2.68           2.33           2.01           1.77
First Prin.       12/15/23       1/15/10        4/15/04        4/15/02        6/15/01        1/15/01        9/15/00        6/15/00
Last Prin.        4/15/25        3/15/13        5/15/06        4/15/03        2/15/02        7/15/01        2/15/01        10/15/00
Window (mos.)        17             39             26             13             9              7              6              5

Class A-5
Avg. Life          27.34          16.82           9.69           5.44           4.00           3.36           2.75           2.37
Mod. Dur.          13.27          10.40           7.18           4.53           3.47           2.97           2.47           2.15
First Prin.       4/15/25        3/15/13        5/15/06        4/15/03        2/15/02        7/15/01        2/15/01        10/15/00
Last Prin.        10/15/26       2/15/18        7/15/10        5/15/05        6/15/03        9/15/02        12/15/01       5/15/01
Window (mos.)        19             60             51             26             17             15             11             8

Class A-6
Avg. Life          28.50          21.34          13.67           8.42           5.50           4.54           3.71           2.99
Mod. Dur.          13.26          11.68           9.05           6.41           4.55           3.86           3.24           2.66
First Prin.       10/15/26       2/15/18        7/15/10        5/15/05        6/15/03        9/15/02        12/15/01       5/15/01
Last Prin.        8/15/27        3/15/22        7/15/14        2/15/09        4/15/05        12/15/03       12/15/02       3/15/02
Window (mos.)        11             50             49             46             23             16             13             11






     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Average Life Sensitivity Tables (TO MATURITY continued)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class A-7
Avg. Life          29.38         26.38          20.13         13.98          10.37          8.26           6.15          4.49
Mod. Dur.          12.92         12.43          10.96          8.90           7.27          6.13           4.86          3.77
First Prin.       8/15/27       3/15/22        7/15/14       2/15/09        4/15/05       12/15/03       12/15/02       3/15/02
Last Prin.        7/15/28       3/15/28        3/15/26       5/15/20        9/15/15        5/15/13       1/15/11        3/15/09
Window (mos.)       12             73            141           136            126            114            98            85

Class A-8
Avg. Life          16.53          9.38          7.80           6.88           6.41          6.20           5.99          5.82
Mod. Dur.          10.02          6.85          6.00           5.45           5.15          5.01           4.88          4.76
First Prin.      10/15/01       10/15/01      10/15/01       10/15/01       10/15/01      10/15/01       11/15/01      12/15/01
Last Prin.        5/15/28       1/15/28        1/15/26       3/15/20        7/15/15        3/15/13       11/15/10       1/15/09
Window (mos.)       320           316            292           222            166            138           109            86

Class BI
Avg. Life          27.01         16.94          10.61          7.02           5.37          4.67           4.08          3.70
Mod. Dur.          10.54          8.66           6.65          5.03           4.11          3.69           3.32          3.07
First Prin.       8/15/22       4/15/08        4/15/04       5/15/02        10/15/01      10/15/01       10/15/01      10/15/01
Last Prin.        2/15/28      11/15/24       12/15/17       11/15/11       10/15/08       4/15/07       12/15/05      11/15/04
Window (mos.)       67            200            165           115             85            67             51            38



Average Life Sensitivity Tables (TO CALL)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class A-7
Avg. Life          28.22         19.22          13.89          9.47           7.16          5.99           4.90          4.10
Mod. Dur.          12.73         10.78           8.96          6.91           5.59          4.84           4.09          3.51
First Prin.      12/15/26       12/15/17       8/15/12       3/15/08        4/15/05       12/15/03       12/15/02       3/15/02
Last Prin.       12/15/26       12/15/17       8/15/12       3/15/08        12/15/05      11/15/04       11/15/03       2/15/03
Window (mos.)        1             1              1             1              9             12             12            12

Class A-8
Avg. Life          16.53          9.34          7.75           6.76           6.03          5.44           4.80          4.24
Mod. Dur.          10.02          6.84          5.98           5.38           4.93          4.53           4.07          3.66
First Prin.      10/15/01       10/15/01      10/15/01       10/15/01       10/15/01      10/15/01       11/15/01      12/15/01
Last Prin.       12/15/26       12/15/17       8/15/12       3/15/08        12/15/05      11/15/04       11/15/03       2/15/03
Window (mos.)       303           195            131            78             51            38             25            15

Class BI
Avg. Life          26.85         15.85          10.12          6.73           5.14          4.47           3.91          3.55
Mod. Dur.          10.53          8.47          6.51           4.91           4.00          3.58           3.21          2.97
First Prin.       8/15/22       4/15/08        4/15/04       5/15/02        10/15/01      10/15/01       10/15/01      10/15/01
Last Prin.       12/15/26       12/15/17       8/15/12       3/15/08        12/15/05      11/15/04       11/15/03       2/15/03
Window (mos.)       53            117            101            71             51            38             26            17





     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables

Class A-1
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99       84             35              0              0              0              0              0              0
    9/15/00       78              0              0              0              0              0              0              0
    9/15/01       71              0              0              0              0              0              0              0
    9/15/02       64              0              0              0              0              0              0              0
    9/15/03       56              0              0              0              0              0              0              0
    9/15/04       47              0              0              0              0              0              0              0
    9/15/05       38              0              0              0              0              0              0              0
    9/15/06       30              0              0              0              0              0              0              0
    9/15/07       21              0              0              0              0              0              0              0
    9/15/08       11              0              0              0              0              0              0              0
    9/15/09       0               0              0              0              0              0              0              0
    9/15/10       0               0              0              0              0              0              0              0
    9/15/11       0               0              0              0              0              0              0              0
    9/15/12       0               0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     5.55           0.84            0.59           0.46           0.39           0.36           0.32           0.30
First Prin     10/15/98       10/15/98        10/15/98       10/15/98       10/15/98       10/15/98       10/15/98       10/15/98
Last Prin      10/15/09        3/15/00        9/15/99        6/15/99        5/15/99        4/15/99        4/15/99        3/15/99


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-2
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100             96             69             47             32             12             0
    9/15/00      100             81              32             0              0              0              0              0
    9/15/01      100             46              0              0              0              0              0              0
    9/15/02      100             16              0              0              0              0              0              0
    9/15/03      100              0              0              0              0              0              0              0
    9/15/04      100              0              0              0              0              0              0              0
    9/15/05      100              0              0              0              0              0              0              0
    9/15/06      100              0              0              0              0              0              0              0
    9/15/07      100              0              0              0              0              0              0              0
    9/15/08      100              0              0              0              0              0              0              0
    9/15/09      100              0              0              0              0              0              0              0
    9/15/10       94              0              0              0              0              0              0              0
    9/15/11       87              0              0              0              0              0              0              0
    9/15/12       79              0              0              0              0              0              0              0
    9/15/13       69              0              0              0              0              0              0              0
    9/15/14       59              0              0              0              0              0              0              0
    9/15/15       48              0              0              0              0              0              0              0
    9/15/16       35              0              0              0              0              0              0              0
    9/15/17       20              0              0              0              0              0              0              0
    9/15/18       3               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    16.44           2.94            1.73           1.22           1.00           0.90           0.81           0.74
First Prin     10/15/09        3/15/00        9/15/99        6/15/99        5/15/99        4/15/99        4/15/99        3/15/99
Last Prin      12/15/18        4/15/03        4/15/01        6/15/00        2/15/00        12/15/99       10/15/99       9/15/99


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-3
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100             94
    9/15/00      100             100            100             83             47             25             0              0
    9/15/01      100             100             81             23             0              0              0              0
    9/15/02      100             100             45             0              0              0              0              0
    9/15/03      100             90              14             0              0              0              0              0
    9/15/04      100             69              0              0              0              0              0              0
    9/15/05      100             51              0              0              0              0              0              0
    9/15/06      100             39              0              0              0              0              0              0
    9/15/07      100             27              0              0              0              0              0              0
    9/15/08      100             14              0              0              0              0              0              0
    9/15/09      100              3              0              0              0              0              0              0
    9/15/10      100              0              0              0              0              0              0              0
    9/15/11      100              0              0              0              0              0              0              0
    9/15/12      100              0              0              0              0              0              0              0
    9/15/13      100              0              0              0              0              0              0              0
    9/15/14      100              0              0              0              0              0              0              0
    9/15/15      100              0              0              0              0              0              0              0
    9/15/16      100              0              0              0              0              0              0              0
    9/15/17      100              0              0              0              0              0              0              0
    9/15/18      100              0              0              0              0              0              0              0
    9/15/19       87              0              0              0              0              0              0              0
    9/15/20       70              0              0              0              0              0              0              0
    9/15/21       50              0              0              0              0              0              0              0
    9/15/22       28              0              0              0              0              0              0              0
    9/15/23       6               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    22.92           7.46            3.92           2.57           2.00           1.75           1.51           1.33
First Prin     12/15/18        4/15/03        4/15/01        6/15/00        2/15/00        12/15/99       10/15/99       9/15/99
Last Prin      12/15/23        1/15/10        4/15/04        4/15/02        6/15/01        1/15/01        9/15/00        6/15/00


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-4
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100             95             21
    9/15/01      100             100            100            100             42             0              0              0
    9/15/02      100             100            100             48             0              0              0              0
    9/15/03      100             100            100             0              0              0              0              0
    9/15/04      100             100             70             0              0              0              0              0
    9/15/05      100             100             16             0              0              0              0              0
    9/15/06      100             100             0              0              0              0              0              0
    9/15/07      100             100             0              0              0              0              0              0
    9/15/08      100             100             0              0              0              0              0              0
    9/15/09      100             100             0              0              0              0              0              0
    9/15/10      100             76              0              0              0              0              0              0
    9/15/11      100             45              0              0              0              0              0              0
    9/15/12      100             14              0              0              0              0              0              0
    9/15/13      100              0              0              0              0              0              0              0
    9/15/14      100              0              0              0              0              0              0              0
    9/15/15      100              0              0              0              0              0              0              0
    9/15/16      100              0              0              0              0              0              0              0
    9/15/17      100              0              0              0              0              0              0              0
    9/15/18      100              0              0              0              0              0              0              0
    9/15/19      100              0              0              0              0              0              0              0
    9/15/20      100              0              0              0              0              0              0              0
    9/15/21      100              0              0              0              0              0              0              0
    9/15/22      100              0              0              0              0              0              0              0
    9/15/23      100              0              0              0              0              0              0              0
    9/15/24       45              0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    25.94           12.86           6.42           4.01           3.00           2.57           2.20           1.91
First Prin     12/15/23        1/15/10        4/15/04        4/15/02        6/15/01        1/15/01        9/15/00        6/15/00
Last Prin      4/15/25         3/15/13        5/15/06        4/15/03        2/15/02        7/15/01        2/15/01        10/15/00


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-5
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100             75             10             0
    9/15/02      100             100            100            100             47             0              0              0
    9/15/03      100             100            100             69             0              0              0              0
    9/15/04      100             100            100             22             0              0              0              0
    9/15/05      100             100            100             0              0              0              0              0
    9/15/06      100             100             91             0              0              0              0              0
    9/15/07      100             100             66             0              0              0              0              0
    9/15/08      100             100             42             0              0              0              0              0
    9/15/09      100             100             18             0              0              0              0              0
    9/15/10      100             100             0              0              0              0              0              0
    9/15/11      100             100             0              0              0              0              0              0
    9/15/12      100             100             0              0              0              0              0              0
    9/15/13      100             88              0              0              0              0              0              0
    9/15/14      100             66              0              0              0              0              0              0
    9/15/15      100             45              0              0              0              0              0              0
    9/15/16      100             25              0              0              0              0              0              0
    9/15/17      100              6              0              0              0              0              0              0
    9/15/18      100              0              0              0              0              0              0              0
    9/15/19      100              0              0              0              0              0              0              0
    9/15/20      100              0              0              0              0              0              0              0
    9/15/21      100              0              0              0              0              0              0              0
    9/15/22      100              0              0              0              0              0              0              0
    9/15/23      100              0              0              0              0              0              0              0
    9/15/24      100              0              0              0              0              0              0              0
    9/15/25       73              0              0              0              0              0              0              0
    9/15/26       3               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    27.34           16.82           9.69           5.44           4.00           3.36           2.75           2.37
First Prin     4/15/25         3/15/13        5/15/06        4/15/03        2/15/02        7/15/01        2/15/01        10/15/00
Last Prin      10/15/26        2/15/18        7/15/10        5/15/05        6/15/03        9/15/02        12/15/01       5/15/01

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-6
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100             30
    9/15/02      100             100            100            100            100             96             19             0
    9/15/03      100             100            100            100             77             12             0              0
    9/15/04      100             100            100            100             20             0              0              0
    9/15/05      100             100            100             80             0              0              0              0
    9/15/06      100             100            100             62             0              0              0              0
    9/15/07      100             100            100             36             0              0              0              0
    9/15/08      100             100            100             9              0              0              0              0
    9/15/09      100             100            100             0              0              0              0              0
    9/15/10      100             100             95             0              0              0              0              0
    9/15/11      100             100             65             0              0              0              0              0
    9/15/12      100             100             39             0              0              0              0              0
    9/15/13      100             100             16             0              0              0              0              0
    9/15/14      100             100             0              0              0              0              0              0
    9/15/15      100             100             0              0              0              0              0              0
    9/15/16      100             100             0              0              0              0              0              0
    9/15/17      100             100             0              0              0              0              0              0
    9/15/18      100             82              0              0              0              0              0              0
    9/15/19      100             57              0              0              0              0              0              0
    9/15/20      100             33              0              0              0              0              0              0
    9/15/21      100             10              0              0              0              0              0              0
    9/15/22      100              0              0              0              0              0              0              0
    9/15/23      100              0              0              0              0              0              0              0
    9/15/24      100              0              0              0              0              0              0              0
    9/15/25      100              0              0              0              0              0              0              0
    9/15/26      100              0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    28.50           21.34          13.67           8.42           5.50           4.54           3.71           2.99
First Prin     10/15/26        2/15/18        7/15/10        5/15/05        6/15/03        9/15/02        12/15/01       5/15/01
Last Prin      8/15/27         3/15/22        7/15/14        2/15/09        4/15/05        12/15/03       12/15/02       3/15/02


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-7
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             100            100            100            100            100            100             62
    9/15/03      100             100            100            100            100            100             56             17
    9/15/04      100             100            100            100            100             72             31             4
    9/15/05      100             100            100            100             86             50             20             2
    9/15/06      100             100            100            100             81             49             20             2
    9/15/07      100             100            100            100             66             40             18             2
    9/15/08      100             100            100            100             51             28             11             2
    9/15/09      100             100            100             87             37             18             5              0
    9/15/10      100             100            100             69             25             10             1              0
    9/15/11      100             100            100             55             17             5              0              0
    9/15/12      100             100            100             42             10             2              0              0
    9/15/13      100             100            100             31             6              0              0              0
    9/15/14      100             100             96             23             2              0              0              0
    9/15/15      100             100             81             16             0              0              0              0
    9/15/16      100             100             68             11             0              0              0              0
    9/15/17      100             100             56             7              0              0              0              0
    9/15/18      100             100             45             4              0              0              0              0
    9/15/19      100             100             36             1              0              0              0              0
    9/15/20      100             100             28             0              0              0              0              0
    9/15/21      100             100             21             0              0              0              0              0
    9/15/22      100             90              15             0              0              0              0              0
    9/15/23      100             72              9              0              0              0              0              0
    9/15/24      100             56              5              0              0              0              0              0
    9/15/25      100             39              1              0              0              0              0              0
    9/15/26      100             22              0              0              0              0              0              0
    9/15/27       91              6              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average         29.38           26.38          20.13          13.98          10.37           8.26           6.15           4.49
Life
First Prin     8/15/27         3/15/22        7/15/14        2/15/09        4/15/05        12/15/03       12/15/02       3/15/02
Last Prin      7/15/28         3/15/28        3/15/26        5/15/20        9/15/15        5/15/13        1/15/11        3/15/09



     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class A-8
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             96              93             90             87             86             84             83
    9/15/03       99             93              87             81             76             73             69             66
    9/15/04       98             86              76             67             59             55             49             44
    9/15/05       97             79              66             53             43             38             31             24
    9/15/06       94             59              41             26             17             14             13             11
    9/15/07       90             45              26             12             6              4              3              4
    9/15/08       85             34              16             6              2              1              0              0
    9/15/09       81             26              10             3              1              0              0              0
    9/15/10       76             19              6              1              0              0              0              0
    9/15/11       71             15              4              1              0              0              0              0
    9/15/12       65             11              2              0              0              0              0              0
    9/15/13       60              8              1              0              0              0              0              0
    9/15/14       54              6              1              0              0              0              0              0
    9/15/15       48              4              0              0              0              0              0              0
    9/15/16       42              3              0              0              0              0              0              0
    9/15/17       36              2              0              0              0              0              0              0
    9/15/18       30              1              0              0              0              0              0              0
    9/15/19       24              1              0              0              0              0              0              0
    9/15/20       18              1              0              0              0              0              0              0
    9/15/21       13              0              0              0              0              0              0              0
    9/15/22       9               0              0              0              0              0              0              0
    9/15/23       6               0              0              0              0              0              0              0
    9/15/24       3               0              0              0              0              0              0              0
    9/15/25       2               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    16.53           9.38            7.80           6.88           6.41           6.20           5.99           5.82
First Prin     10/15/01       10/15/01        10/15/01       10/15/01       10/15/01       10/15/01       11/15/01       12/15/01
Last Prin      5/15/28         1/15/28        1/15/26        3/15/20        7/15/15        3/15/13        11/15/10       1/15/09

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Decrement Tables (continued)

Class BI
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             100            100             92             69             56             41             27
    9/15/03      100             100            100             73             51             36             22             11
    9/15/04      100             100             93             58             34             21             9              1
    9/15/05      100             100             80             44             21             10             1              0
    9/15/06      100             100             69             32             12             3              0              0
    9/15/07      100             100             59             23             5              0              0              0
    9/15/08      100             96              50             15             0              0              0              0
    9/15/09      100             88              41             9              0              0              0              0
    9/15/10      100             80              33             4              0              0              0              0
    9/15/11      100             73              26             0              0              0              0              0
    9/15/12      100             66              20             0              0              0              0              0
    9/15/13      100             60              15             0              0              0              0              0
    9/15/14      100             54              11             0              0              0              0              0
    9/15/15      100             48              7              0              0              0              0              0
    9/15/16      100             41              3              0              0              0              0              0
    9/15/17      100             35              1              0              0              0              0              0
    9/15/18      100             29              0              0              0              0              0              0
    9/15/19      100             24              0              0              0              0              0              0
    9/15/20      100             18              0              0              0              0              0              0
    9/15/21      100             14              0              0              0              0              0              0
    9/15/22       98              9              0              0              0              0              0              0
    9/15/23       85              5              0              0              0              0              0              0
    9/15/24       70              0              0              0              0              0              0              0
    9/15/25       55              0              0              0              0              0              0              0
    9/15/26       34              0              0              0              0              0              0              0
    9/15/27       9               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    27.01           16.94          10.61           7.02           5.37           4.67           4.08           3.70
First Prin     8/15/22         4/15/08        4/15/04        5/15/02        10/15/01       10/15/01       10/15/01       10/15/01
Last Prin      2/15/28        11/15/24        12/15/17       11/15/11       10/15/08       4/15/07        12/15/05       11/15/04

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                        Group I Computational Materials


Collateral Description

o Collateral statistics are based on a representative pool as of close of business 8/24/98 (the "Statistical Cut-off Date").
     The actual statistics may vary.

                                          Group I - FRM Collateral
                                          ------------------------
Total Outstanding Balance:                $603,883,420

Number of Loans:                          7,614

Average Remaining Balance:                $79,312 (range: $7,321 - $283,685)

Interest Rate Index:                      100.00% fixed-rate loans

WA Gross Coupon:                          10.012%

Original Weighted Average Term:           358.70 months (range: 240 - 360 months)

Remaining Weighted Average Term:          357.34 months (range:  240 - 360 months)

WA Seasoning:                             1.36 months (range:  0 - 16 months)

WA Lien Position:                         99.49% first / 0.51% second

WA Original LTV Ratio:                    79.37% (range: 7.97% - 95.00%)

WA Original CLTV Ratio:                   79.63% (range: 10.34% - 100.00%)

WA Debt to Income Ratio:                  38.67% (range:  2.00% - 60.00%)

Credit Grade:                             72.92% A,
                                          17.54% B,
                                          8.39% C,
                                          1.15% D

Documentation:                            89.34% full doc,
                                          5.81% limited doc,
                                          4.85% no doc

Property Type:                            1.80% single family attached,
                                          86.07% single family detached,
                                          6.95% 2-4 family,
                                          2.05% PUD,
                                          1.03% condo,
                                          0.06% mixed use,
                                          2.04% man. housing

Owner Occupancy:                          95.35% owner occupied, 4.65% investor owned

Loan Purpose:                             57.54% debt consolidation,
                                          1.90% home improvement,
                                          13.90% purchase,
                                          26.66% other

Geographic Distribution:                  OH (8.75%), MI (6.52%), NY (6.37%), CA (6.30%),
(all states (greater than                 NC (6.30%), PA (5.86%), TX (5.63%), FL (5.51%)
or equal to 5.00%)

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.
To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                             Computational Materials


Group I - FRM Collateral
--------------------------------------------------------------------------------

1. State

                                Number                   % of                           Weighted   Weighted    %
                                  of                     Aggre-    Average   Weighted   Average    Average    Full     %        %
                                 Home    Aggregate       gate     Aggregate   Average   Remain-    Original   Doc-   Owner   Credit
                                Equity     Loan          Loan       Loan       Gross      ing      Combined  ument-  Occ-     Grade
     State                      Loans     Balance       Balance    Balance    Coupon     Term       LTV      ation   upied      A
     -----                     -------   ---------      -------   ---------  --------   --------   --------  ------  -----    ------
     Arizona                     124    9,130,778.00      1.51      73,635     9.844      358      78.02     84.2     90.1    73.5
     Arkansas                     53    2,849,107.25      0.47      53,757    11.654      358      76.97     88.4     99.3    49.9
     California                  333   38,057,350.93      6.30     114,286     9.593      358      77.82     79.0     90.5    77.5
     Colorado                    132   12,271,297.66      2.03      92,964     9.550      357      79.58     87.9     93.6    79.1
     Connecticut                  55    5,813,494.82      0.96     105,700     9.618      359      75.77     79.8     96.5    78.8
     Delaware                     10      878,118.68      0.15      87,812    10.224      359      82.66     86.2     94.1    69.8
     District of Columbia         30    2,690,867.78      0.45      89,696     9.989      359      74.49     81.4     88.2    57.2
     Florida                     470   33,301,026.37      5.51      70,853    10.123      358      79.67     88.7     93.7    70.6
     Georgia                     288   23,122,868.59      3.83      80,288    10.215      357      82.39     92.7     98.1    73.0
     Hawaii                        6      830,591.88      0.14     138,432     8.941      358      75.65    100.0     81.1    87.4
     Idaho                        21    1,607,757.11      0.27      76,560     9.535      359      75.25     88.0    100.0    69.6
     Illinois                    317   27,467,632.50      4.55      86,649    10.223      357      80.29     94.3     96.2    68.6
     Indiana                     383   22,936,171.01      3.80      59,886    10.106      358      81.09     95.2     96.7    67.6
     Iowa                         28    1,834,957.96      0.30      65,534     9.927      358      77.62     82.9    100.0    71.5
     Kansas                       20    1,105,201.97      0.18      55,260    10.636      358      80.36    100.0     94.8    64.2
     Kentucky                    168   11,445,341.98      1.90      68,127     9.822      356      80.60     92.4     98.6    73.8
     Louisiana                    58    4,068,369.76      0.67      70,144    10.593      358      80.61     94.5     98.1    58.4
     Maine                        26    1,701,586.28      0.28      65,446    10.439      348      73.27     95.9     93.1    56.9
     Maryland                    209   19,504,628.93      3.23      93,324     9.878      358      79.83     88.3     97.1    78.2
     Massachusetts               159   17,905,645.01      2.97     112,614     9.665      357      77.80     91.5     96.5    76.9
     Michigan                    606   39,357,073.06      6.52      64,946    10.209      357      78.79     92.2     96.7    65.5
     Minnesota                    86    7,559,897.62      1.25      87,906    10.351      358      80.82     87.4     99.4    63.6
     Mississippi                  50    3,191,796.01      0.53      63,836    10.880      352      82.42     95.6    100.0    68.8
     Missouri                    138    8,269,819.17      1.37      59,926    10.815      353      79.02     92.8     95.1    65.9
     Montana                      15      845,797.51      0.14      56,387    10.272      359      72.35     85.0     86.5    40.7
     Nebraska                     36    2,734,359.49      0.45      75,954     9.737      356      77.28     95.7     97.9    79.5
     Nevada                       45    4,672,823.04      0.77     103,841     9.722      358      79.96     87.1     85.8    85.9
     New Hampshire                36    3,651,175.05      0.60     101,422     9.264      359      79.77     81.5    100.0    93.9
     New Jersey                  165   17,086,756.40      2.83     103,556     9.892      357      78.52     83.9     93.2    78.8
     New Mexico                   82    6,401,644.80      1.06      78,069     9.891      358      81.84     77.3     94.1    78.8
     New York                    360   38,490,801.96      6.37     106,919     9.900      358      76.17     84.5     91.3    74.6
     North Carolina              517   38,045,655.60      6.30      73,589    10.053      356      81.07     93.2     98.2    77.5
     Ohio                        732   52,849,559.28      8.75      72,199     9.714      358      81.86     95.8     97.5    81.5
     Oklahoma                     23    1,731,519.50      0.29      75,283    10.185      359      83.16     86.6     93.9    78.8
     Oregon                       54    5,461,895.97      0.90     101,146     9.562      359      75.47     67.7     86.4    71.9
     Pennsylvania                493   35,380,579.88      5.86      71,766     9.844      357      80.41     88.9     97.5    71.9
     Rhode Island                 26    2,267,714.89      0.38      87,220     9.890      358      75.28     84.1     93.2    82.0
     South Carolina              196   13,388,579.29      2.22      68,309    10.406      357      80.51     90.8     96.1    70.4
     South Dakota                  3      182,888.67      0.03      60,963    10.567      358      84.32    100.0    100.0    13.1
     Tennessee                   169   12,551,303.00      2.08      74,268    10.068      357      81.83     94.6     97.7    79.7
     Texas                       464   33,993,022.35      5.63      73,261    11.036      358      79.56     86.7     95.2    51.2
     Utah                         60    6,270,920.65      1.04     104,515     9.443      358      79.94     88.1     86.9    92.6
     Vermont                       3      161,041.56      0.03      53,681    11.637      359      69.05     35.8    100.0    35.8
     Virginia                    154   13,372,201.74      2.21      86,832     9.610      356      79.91     91.3     97.7    77.8
     Washington                   93    9,705,481.14      1.61     104,360     9.590      359      78.45     85.3     91.8    76.1
     West Virginia                67    4,117,024.65      0.68      61,448     9.971      358      82.51     98.7     99.5    81.0
     Wisconsin                    47    3,312,113.50      0.55      70,471     9.991      357      79.09     92.1     91.3    66.1
     Wyoming                       4      307,180.05      0.05      76,795     9.738      359      80.43     79.6    100.0   100.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012      357      79.63     89.3     95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                             Computational Materials


2. Range of Original LTVs

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Original LTVs           Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     5.01 - 10.00                  3       49,560.65      0.01      16,520    11.828        318      78.24    100.0  100.0    59.6
     10.01 - 15.00                15      305,604.09      0.05      20,374    10.728        334      60.06    100.0   90.2    91.1
     15.01 - 20.00                32    1,057,516.62      0.18      33,047    10.565        347      61.56     73.9   88.8    70.3
     20.01 - 25.00                28    1,093,591.99      0.18      39,057    10.801        349      49.99     66.7   93.6    64.2
     25.01 - 30.00                28    1,137,721.99      0.19      40,633    10.751        354      39.16     62.6   96.5    49.1
     30.01 - 35.00                34    1,752,307.02      0.29      51,538    10.116        354      39.44     70.9   89.3    54.0
     35.01 - 40.00                44    2,129,872.49      0.35      48,406     9.785        356      44.33     88.0   93.3    73.6
     40.01 - 45.00                70    3,774,701.97      0.63      53,924    10.371        356      43.56     74.6   96.0    69.2
     45.01 - 50.00               120    6,802,601.87      1.13      56,688    10.300        357      49.32     70.8   96.2    45.1
     50.01 - 55.00               125    8,237,256.00      1.36      65,898    10.180        356      53.42     72.9   89.4    58.4
     55.01 - 60.00               194   12,422,874.15      2.06      64,035    10.251        357      58.62     68.4   85.8    51.6
     60.01 - 65.00               241   15,982,463.09      2.65      66,317    10.339        358      63.54     68.5   88.4    51.5
     65.01 - 70.00               477   33,247,095.27      5.51      69,700    10.194        357      68.79     73.8   84.7    62.2
     70.01 - 75.00               859   64,120,888.12     10.62      74,646     9.968        358      74.16     77.3   84.8    64.0
     75.01 - 80.00             2,286  183,262,929.92     30.35      80,168     9.818        357      79.59     88.7   96.2    69.8
     80.01 - 85.00             1,549  129,338,916.77     21.42      83,498    10.016        358      84.51     96.5   99.6    65.0
     85.01 - 90.00             1,475  135,705,804.50     22.47      92,004    10.139        357      89.70    100.0   99.8    98.1
     90.01 - 95.00                34    3,461,713.79      0.57     101,815     9.813        356      92.49    100.0  100.0   100.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

3. Range of Original CLTV's

                              Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Original CLTV's         Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     10.01 - 15.00                 4      100,601.20      0.02      25,150     9.149        359      11.26    100.0   70.2   100.0
     15.01 - 20.00                 9      358,555.98      0.06      39,840     9.819        351      16.69     34.0   67.0    42.8
     20.01 - 25.00                14      580,782.59      0.10      41,484     9.900        359      23.54     47.7   88.0    64.4
     25.01 - 30.00                22      915,194.18      0.15      41,600    10.475        359      28.33     53.6   95.6    45.9
     30.01 - 35.00                29    1,531,113.66      0.25      52,797     9.965        358      32.66     71.9   87.7    49.5
     35.01 - 40.00                37    1,836,915.59      0.30      49,646     9.641        359      37.98     86.1   92.3    69.4
     40.01 - 45.00                67    3,626,759.34      0.60      54,131    10.352        356      42.63     73.6   95.8    69.0
     45.01 - 50.00               118    6,628,123.71      1.10      56,171    10.320        358      48.00     69.5   96.1    43.0
     50.01 - 55.00               124    8,139,140.85      1.35      65,638    10.172        357      52.95     72.1   89.3    57.8
     55.01 - 60.00               191   12,254,726.15      2.03      64,161    10.239        357      58.28     67.9   85.6    51.2
     60.01 - 65.00               247   16,168,825.10      2.68      65,461    10.342        358      63.53     68.9   88.5    51.5
     65.01 - 70.00               476   33,145,014.45      5.49      69,632    10.192        357      68.77     73.7   84.6    62.3
     70.01 - 75.00               864   64,452,810.89     10.67      74,598     9.971        358      74.15     77.5   84.9    64.1
     75.01 - 80.00             2,297  183,636,578.74     30.41      79,946     9.820        357      79.59     88.7   96.2    69.8
     80.01 - 85.00             1,572  130,073,350.27     21.54      82,744    10.027        357      84.51     96.5   99.6    65.2
     85.01 - 90.00             1,498  136,635,415.53     22.63      91,212    10.145        357      89.70    100.0   99.8    98.1
     90.01 - 95.00                37    3,563,667.41      0.59      96,315     9.865        355      92.42    100.0  100.0   100.0
     95.01 - 100.00                8      235,844.66      0.04      29,481    10.578        357      99.10    100.0  100.0    86.6

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
4. Range of Coupon Rates

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Coupon Rates            Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     6.01 - 7.00                   1       70,400.00      0.01      70,400     6.990        300      80.00    100.0  100.0   100.0
     7.01 - 8.00                 127   12,969,282.26      2.15     102,120     7.790        357      76.81     97.2   96.4    99.4
     8.01 - 9.00               1,507  131,289,930.79     21.74      87,120     8.651        357      77.76     91.1   96.0    96.1
     9.01 - 10.00              2,453  208,953,578.76     34.60      85,183     9.606        357      80.59     88.9   95.5    80.6
     10.01 - 11.00             1,877  146,754,506.35     24.30      78,186    10.567        357      80.85     87.8   94.5    65.4
     11.01 - 12.00               993   68,016,167.87     11.26      68,496    11.523        357      80.51     88.9   94.9    43.9
     12.01 - 13.00               384   22,754,306.97      3.77      59,256    12.499        356      77.66     88.6   95.7    25.0
     13.01 - 14.00               173    8,471,518.13      1.40      48,968    13.545        356      73.43     91.7   95.4    16.5
     14.01 - 15.00                78    3,863,952.39      0.64      49,538    14.472        358      66.71     89.0  100.0     1.0
     15.01 - 16.00                11      344,723.04      0.06      31,338    15.513        359      67.81     86.8  100.0     0.0
     16.01 - 17.00                 7      281,674.98      0.05      40,239    16.465        359      58.69     78.2  100.0     0.0
     17.01 - 18.00                 3      113,378.76      0.02      37,793    17.583        357      70.00    100.0  100.0     0.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

5. Range of Loan Balances

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Loan Balances           Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     0.01 - 25,000.00            209    4,425,428.80      0.73      21,174    11.425        353      64.51     92.3   86.3    40.5
     25,000.01 - 50,000.00     1,784   71,021,402.60     11.76      39,810    10.574        356      74.65     92.6   89.5    54.1
     50,000.01 - 75,000.00     2,314  143,373,395.43     23.74      61,959    10.163        357      79.51     92.0   95.3    67.8
     75,000.01 - 100,000.00    1,406  121,611,632.00     20.14      86,495     9.952        357      79.75     91.9   96.3    73.8
     100,000.01 - 125,000,000    843   93,544,091.96     15.49     110,966     9.815        358      81.29     89.4   97.1    77.8
     125,000.01 - 150,000,000    505   68,884,548.59     11.41     136,405     9.868        358      81.41     86.3   97.0    78.2
     150,000.01 - 175,000,000    252   40,756,146.48      6.75     161,731     9.663        358      81.20     82.4   96.1    88.6
     175,000.01 - 200,000,000    177   33,262,806.58      5.51     187,925     9.690        358      80.72     80.1   95.6    82.0
     200,000.01 - 225,000,000    108   23,037,408.84      3.81     213,309     9.790        358      81.79     85.1   97.3    84.2
     225,000.01 - 250,000,000      9    2,100,124.29      0.35     233,347     9.335        359      78.18     77.2   88.9    89.2
     250,000.01 - 275,000,000      6    1,582,749.47      0.26     263,792     9.369        359      77.03     66.5  100.0   100.0
     275,000.01 -
     300,000.00                    1      283,685.26      0.05     283,685    10.750        358      85.00    100.0  100.0   100.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
--------------------------------------------------------------------------------
6. Property Types

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Property Types          Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Single Family Detached    6,612  519,754,500.54     86.07      78,608     9.981        357      79.97     89.7   96.8    73.1
     2-4 Family                  404   41,963,067.22      6.95     103,869     9.983        358      76.49     86.1   80.6    77.8
     Planned Unit                134   12,391,861.89      2.05      92,477    10.561        358      80.75     81.6   93.5    66.1
     Development
     Manufactured Housing        194   12,323,194.76      2.04      63,522    10.447        357      77.73     87.6   97.1    66.5
     Single Family Attached      176   10,852,733.02      1.80      61,663    10.475        358      79.26     91.1   92.6    59.7
     Condominium                  90    6,246,724.14      1.03      69,408    10.005        358      74.80     93.6   74.9    78.8
     Mixed Use                     4      351,338.73      0.06      87,835    10.122        358      72.29    100.0  100.0    62.6

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

7. Range of Months of Seasoning


                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
     Range of                 Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Months of               Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Seasoning               Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     0 - 1                     4,437  350,914,038.93     58.11      79,088     9.969        358      79.67     89.6   95.4    73.3
     2 - 12                    3,175  252,813,237.19     41.86      79,626    10.071        356      79.56     89.0   95.2    72.3
     13 >=                         2      156,144.18      0.03      78,072    11.399        344      83.33    100.0  100.0    76.5

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

8. Range of Months Remaining to Maturity

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
     Range of                 Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Months Remaining        Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     to Maturity             Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     181 - 240                     7      399,118.00      0.07      57,017     9.293        240      76.78    100.0  100.0    90.9
     241 - 300                   199   12,160,063.86      2.01      61,106    10.115        298      80.16     87.9   96.9    76.1
     301 - 360                 7,408  591,324,238.44     97.92      79,822    10.010        359      79.62     89.4   95.3    72.8

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
--------------------------------------------------------------------------------

9. Range of Months of Original Term

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
     Range of                 Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Months of               Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Original Term           Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     181 - 240                     7      399,118.00      0.07      57,017     9.293        240      76.78    100.0  100.0    90.9
     241 - 300                   199   12,160,063.86      2.01      61,106    10.115        298      80.16     87.9   96.9    76.1
     301 - 360                 7,408  591,324,238.44     97.92      79,822    10.010        359      79.62     89.4   95.3    72.8

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

10. Occupancy Status

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Occupancy Status        Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Owner Occupied            7,167  575,775,863.51     95.35      80,337    10.008        357      80.03     89.6  100.0    72.4
     Investor Owned              447   28,107,556.79      4.65      62,880    10.089        358      71.39     84.3    0.0    84.6

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

11. Range of Days Delinquent

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Days Delinquent         Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     0 - 29                    7,521  597,741,715.51     98.98      79,476     9.995        357      79.67     89.4   95.4    73.3
     30 - 59                      87    5,789,855.34      0.96      66,550    11.685        354      75.86     84.0   88.4    35.4
     60 - 89                       6      351,849.45      0.06      58,642    10.927        342      80.00    100.0  100.0     7.7

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
--------------------------------------------------------------------------------
12. Range of Junior Lien Ratio

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Junior Lien Ratio       Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     =< 0                      7,531  600,785,776.24     99.49      79,775    10.006        357      79.62     89.3   95.3    72.9
     5.01 - 10.00                  1       13,282.59      0.00      13,283    10.850        299      90.00    100.0  100.0   100.0
     10.01 - 15.00                 4       70,191.75      0.01      17,548    12.361        313      80.89    100.0  100.0    71.5
     15.01 - 20.00                24      591,260.75      0.10      24,636    11.035        339      89.48    100.0  100.0    88.8
     20.01 - 25.00                 8      259,875.98      0.04      32,484    11.390        333      86.34    100.0  100.0    88.5
     25.01 - 30.00                 7      239,203.14      0.04      34,172    11.642        343      81.90    100.0  100.0    68.8
     30.01 - 35.00                13      499,849.34      0.08      38,450    11.614        340      77.56     87.0  100.0    60.4
     35.01 - 40.00                 4      200,391.20      0.03      50,098    10.897        326      82.54     60.1  100.0    83.6
     40.01 - 45.00                 5      206,568.07      0.03      41,314    11.186        352      81.99     82.6  100.0    82.6
     45.01 - 50.00                 1       60,440.25      0.01      60,440    12.450        298      83.88    100.0  100.0   100.0
     50.01 - 55.00                 5      286,394.25      0.05      57,279    10.059        327      86.94    100.0  100.0    87.8
     55.01 - 60.00                 2       89,979.45      0.01      44,990    11.300        359      69.09    100.0  100.0   100.0
     60.01 - 65.00                 2      179,489.80      0.03      89,745    11.334        359      86.87    100.0  100.0   100.0
     70.01 - 75.00                 1       21,466.00      0.00      21,466    12.850        299      84.98    100.0  100.0   100.0
     75.01 - 80.00                 1       79,918.00      0.01      79,918    10.000        240      70.00    100.0  100.0   100.0
     80.01 - 85.00                 1       47,972.66      0.01      47,973     8.800        359      51.33    100.0  100.0   100.0
     85.01 - 90.00                 3      146,412.48      0.02      48,804    11.203        357      68.80    100.0  100.0     0.0
     90.01 - 95.00                 1      104,948.35      0.02     104,948     9.500        359      74.19    100.0  100.0   100.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

13. Range of Debt to Income Ratio

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
     Range of                Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Debt to Income Ratio    Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     0.01 - 5.00                   8      460,015.50      0.08      57,502    10.464        358      73.83     18.8   86.0    45.2
     5.01 - 10.00                 28    1,980,560.14      0.33      70,734    10.608        358      75.82     54.8   87.8    68.6
     10.01 - 15.00               140    8,099,271.03      1.34      57,852    10.049        356      74.54     74.6   87.0    65.9
     15.01 - 20.00               338   18,677,393.22      3.09      55,259    10.233        356      74.36     83.5   93.7    59.2
     20.01 - 25.00               570   36,413,433.85      6.03      63,883    10.056        357      77.47     88.6   95.9    65.6
     25.01 - 30.00               785   55,849,439.30      9.25      71,146     9.956        357      78.46     87.3   94.9    69.7
     30.01 - 35.00             1,007   77,572,017.30     12.85      77,033    10.012        358      79.27     89.0   95.1    71.7
     35.01 - 40.00             1,284  103,260,101.02     17.10      80,421    10.039        358      79.97     88.8   95.8    72.8
     40.01 - 45.00             1,509  128,994,531.50     21.36      85,483     9.965        357      80.60     90.3   95.9    76.4
     45.01 - 50.00             1,741  152,681,748.86     25.28      87,698     9.982        357      80.49     92.1   95.8    76.4
     50.01 - 55.00               194   18,872,937.20      3.13      97,283    10.159        358      81.07     89.1   93.0    70.1
     55.01 - 60.00                10    1,021,971.38      0.17     102,197    10.649        359      80.98    100.0   91.5    44.7

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
--------------------------------------------------------------------------------

14. Product Type

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Product Type            Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Fixed Rate                7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

15. Lien Position

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Lien Position           Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     1st Lien                  7,531  600,785,776.24     99.49      79,775    10.006        357      79.62     89.3   95.3    72.9
     2nd Lien                     83    3,097,644.06      0.51      37,321    11.105        337      81.86     94.2  100.0    79.4

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

16. Balloon

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Balloon                 Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Non-Balloon               7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

17. Loan Purpose

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Loan Purpose            Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Debt Consolidation        4,373  347,448,927.65     57.54      79,453     9.965        357      79.93     90.8   96.3    74.5
     Other                     2,104  160,991,254.75     26.66      76,517     9.936        357      77.99     87.8   94.1    70.6
     Purchase                    983   83,963,515.65     13.90      85,416    10.379        358      81.87     86.9   93.7    71.1
     Home Improvement            154   11,479,722.25      1.90      74,544     9.813        359      77.00     86.1   97.4    70.8

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                           Computational Materials
--------------------------------------------------------------------------------
18. Documentation Level

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Documentation Level     Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     Full Documentation        6,914  539,494,073.13     89.34      78,029     9.994        357      80.66    100.0   95.6    72.2
     Limited Documentation       372   35,096,926.64      5.81      94,347    10.061        357      73.41      0.0   94.4    79.9
     No Documentation            328   29,292,420.53      4.85      89,306    10.278        358      68.06      0.0   91.7    77.5

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

--------------------------------------------------------------------------------

19. Credit Rating

                             Number                    % of                           Weighted   Weighted     %
                               of                     Aggre-     Average   Weighted   Average    Average     Full     %       %
                              Home      Aggregate      gate     Aggregate   Average   Remain-    Original    Doc-   Owner  Credit
                             Equity       Loan         Loan       Loan       Gross      ing      Combined   ument-   Occ-   Grade
     Credit Rating           Loans       Balance      Balance    Balance    Coupon      Term       LTV      ation   upied     A
     A                         5,156  440,351,778.89     72.92      85,406     9.655        357      81.03     88.5   94.6   100.0
     B                         1,510  105,899,597.96     17.54      70,132    10.601        357      78.16     90.7   97.6     0.0
     C                           801   50,683,609.22      8.39      63,275    11.404        358      73.15     93.7   96.5     0.0
     D                           147    6,948,434.23      1.15      47,268    13.461        358      60.29     91.1  100.0     0.0

     Total:                    7,614  603,883,420.30    100.00      79,312    10.012        357      79.63     89.3   95.3    72.9

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         -----------------------------

                         $1,300,000,000 (Approximate)
                                 ContiMortgage

                         Home Equity Loan Trust 1998-3
                                Home Equity ABS

                            Computational Materials

                         -----------------------------

                         Group II - PAC/Companion, ARM
                                NAS & Floater

       (Please see separate set of computational materials for Group I)

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

                                                                                            Final
                                                           Expected                       Scheduled
              Class Size                                    Ratings         Average      Payment Date       Payment          Day
 Class(1)       ($ MM)    Group       Tranche Type      (Moody's/Fitch/     Life (1)                       Window (1)       Count
                                                             S&P)
  A-9(3,4)     $231.725    IIA         ARM Floater        Aaa/AAA/AAA     2.60 yrs/CALL    10/15/29    10/98-12/05/87 mo.  Act/360
  A-10(3)       78.000     IIA        Fixed ARM NAS       Aaa/AAA/AAA     2.48 yrs/MAT     5/15/16     8/00-10/03/39 mo.   30/360

   A-11         75.000     IIB      Fixed 2a-7 Class     P-1/A-1+/F-1+    0.38 yrs/MAT     9/15/99     10/98-5/99/8 mo.    Act/360
  A-12(2)      130.000     IIB       Sequential PAC       Aaa/AAA/AAA     1.00 yrs/MAT     5/15/13     5/99-2/00/10 mo.    30/360
 A-13(2,3)     192.000     IIB       Sequential PAC       Aaa/AAA/AAA     2.01 yrs/MAT     5/15/13     2/00-6/01/17 mo.    30/360
 A-14(2,3)      42.000     IIB       Sequential PAC       Aaa/AAA/AAA     3.02 yrs/MAT     5/15/13     6/01-3/02/10 mo.    30/360
 A-15(2,3)      70.000     IIB       Sequential PAC       Aaa/AAA/AAA     4.02 yrs/MAT     5/15/13     3/02-6/03/16 mo.    30/360
 A-16(2,3)      25.000     IIB       Sequential PAC       Aaa/AAA/AAA     5.05 yrs/MAT     6/15/13     6/03-2/04/9 mo.     30/360
 A-17(3,4)      66.602     IIB    Fixed Sequential PAC    Aaa/AAA/AAA     6.66 yrs/CALL    10/15/29    2/04-12/05/23 mo.   30/360
 A-18(3,4)     124.200     IIB      Companion Floater     Aaa/AAA/AAA     4.94 yrs/CALL    10/15/29    5/99-12/05/80 mo.   Act/360
   A-19         77.946     IIB   Fixed Maximum Maturity   Aaa/AAA/AAA     0.77 yrs/MAT     9/15/03     10/98-2/00/17 mo.   30/360
 A-20(3,4)     126.427     IIB   Fixed Maximum Maturity   Aaa/AAA/AAA     3.51 yrs/CALL    9/15/08     2/00-12/05/71 mo.   30/360
   P-IO         91.602     IIB           PAC IO          Aaa/AAA/AAAr     2.50 yrs/MAT     3/15/01     10/98-3/01/30 mo.   30/360
BII(3,4,5)      61.100    IIA &     Fixed Subordinate   Baa3/BBB-/BBB-    4.84 yrs/CALL    10/15/29    10/01-12/05/51 mo.  30/360
                           IIB

   Total      $1,300.00    ---            --                  --               --             --              --             --

(1)  See "Pricing Prepayment Speed" below.

(2) The Class A-12, Class A-13, Class A-14, Class A-15 and/or the Class A-16 Certificates may be swapped to a 1 Mo. LIBOR floater. In such event, the Trust would enter into a balance-guaranteed swap agreement with a swap counterparty. Pursuant to the swap agreement, the swap counterparty would receive a fixed rate from the Trust with respect to each swapped certificate and would pay 1 Mo. LIBOR on the outstanding principal balance of the applicable Certificates. The Trust would issue a 1 Mo. LIBOR floating rate certificate with respect to each swapped Certificate. MBIA will provide an insurance policy to wrap the floating rate Certificates, including the swap payments from the swap counterparty.
(3) See "Available Funds Cap" below. Note for any swapped certificates, a specific cap rate would be put in place.
(4)  These classes are callable at the optional clean-up call date.
(5) Class BII may be offered as a floating rate certificate during the marketing period.

Seller and Servicer:        ContiMortgage Corporation & ContiWest Corporation

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   MORGAN STANLEY DEAN WITTER (lead manager), ContiFinancial Services Corporation,
                            Bear Stearns, Credit Suisse First Boston, Greenwich Capital Markets, Merrill Lynch,
                            Nationsbanc Montgomery Securities (co-managers), Keefe, Bruyette & Woods (selling group)

Structure:                  o  Group IIA consists of 6-month LIBOR ARM collateral and a portion of hybrid ARM collateral and will support Classes A-9 and A-10.

                            o  Group IIB consists of FRM collateral and a portion of the hybrid ARM collateral and will support Classes A-11 through A-20 and P-IO.

                            o  Group IIA and Group IIB (collectively, "Group II") will support the Class BII
                               Certificates.

                            o  Group II is expected to consist of approximately $55 million of 6-month LIBOR
                               ARM collateral (4.2% of the Group II collateral), $395 million of hybrid ARM collateral (30.4% of the Group II collateral) and $850 million of FRM collateral (65.4% of the Group II collateral) at the Closing Date.

                            o  Groups I and II will be fully cross collateralized with respect to monthly excess cash flow.

                            o  The Class A-11 Certificates will be fixed rate 2a-7 securities.

                            o  The Class A-10 Certificates will be fixed rate non-accelerating senior ("NAS") Certificates.
                               The Class A-10 Certificates will pay principal according to the principal percentage as outlined on the following page.

                            o  The Class A-12 through A-17 Certificates will be Planned Amortization Class ("PAC")
                               Certificates. The PAC classes will pay principal according to the amortization schedule on the following pages.

                            o  The Class A-18 Certificates will be floating rate certificates and will be a companion class to the PAC classes.

                            o  Classes A-19 and A-20 will be fixed rate "maximum maturity" certificates. The "maximum maturity" certificates will pay principal according to the percentage amortization schedules on the following pages.

PAC Bands:                  PAC prepayment bands:      FRMs - 125% FRM PPC to 175% FRM PPC
                                                       ARMs - 95% ARM PPC to 130% ARM PPC

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Pricing Prepayment Speed:   Fixed Rate Collateral
                            130% of the prepayment assumption (the "FRM PPC") will be applied to the Fixed Rate
                            Collateral for pricing purposes. 130% PPC for the Fixed Rate Collateral describes prepayments starting at 5.2% CPR in month 1, increasing by 1.8909% CPR per month to 26% CPR in month 12, and remaining at 26% CPR thereafter. Adjustable Rate Collateral 100% of the prepayment assumption (the "ARM PPC") will be applied to the Adjustable Rate Collateral for pricing purposes. 100% PPC for the Adjustable Rate Collateral describes prepayments starting at 4.0% CPR in month 1, increasing by 1.8235% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

Statistical Calculation     Close of Business August 24, 1998.
Date:

Cut-Off Date:               Close of Business September 15, 1998.

Expected Pricing Date:      September 17, 1998.

Expected Settlement:        September 25, 1998 through DTC, Euroclear or CEDEL.

Accrued Interest:           Fixed Rate Certificates (not including Class A-11 Certificates): 9 days of accrued interest
                            (from September 16, 1998).

                            Floating Rate Certificates: 0 days of accrued interest.

                            Note: If fixed rate PAC classes are swapped to floating rate, 0 days of accrued interest.

Distribution Dates:         The 15th of each month, beginning October, 1998.

AAA                         Credit Enhancement: Group II: MBIA Guarantee on Class A Certificates, 4.7% Class BII
                            Certificates, 1.65% overcollateralization, excess spread and cross collateralization from
                            Group I.

Class A-10 ARM NAS          The Class A-10 fixed rate ARM NAS certificates will pay according to the following schedule:
Certificates:
                            October 1998 - July 2000: 0% of the Class A-10 pro-rata share (Class A-10/(Class A-9+Class
                            A-10) of Group IIA AAA principal

                            August 2000 - September 2003: 500% of the Class A-10 pro-rata share of Group IIA AAA principal October 2003 and thereafter: 100% of all Group IIA AAA principal

Class P-IO:                 6.50% Coupon on the sum of the Notional Balances of the Class A-16 and Class A-17
                            Certificates for the first 30 distribution dates.

Optional Call:              10% Clean-up call (10% of original aggregate Group I and Group II Home Equity Loan balances).

Step-up Coupon:             The Pass-Through Rate for the Class A-9 Certificates will equal (i) for any Payment Date prior to the Clean-Up Call Date 1 Mo. LIBOR plus [ ]% per annum, and (ii) for any Payment
                            Date thereafter, 1 Mo. LIBOR plus 2X [ ]% per annum, subject to the Group IIA Available
                            Funds Cap.

Available Funds Cap:        Group IIA Available Funds Cap (Class A-9 and Class A-10 Certificates)
                            The above Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Group IIA collateral less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Group IIA collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, in each case due with respect to the related period and (b) commencing with the 7th Payment Date, a 0.50%
                            credit enhancement carve out.

                            Group IIB Available Funds Cap (Class A-16, A-17, A-18 and A-20 Certificates)
                            The above Certificates will be subject to an available funds cap equal to the weighted average coupon rate of the Group IIB collateral less the sum of: (a) an amount, expressed as an annual percentage rate across the aggregate Group IIB collateral pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer Fee, [Auction Agent
                            Fee] and [Broker-Dealer Fee], in each case due with respect to the related period, (b)
                            commencing with the 7th Payment Date, a 0.50% credit enhancement carve out, (c) for the first 30 Payment Dates only, the product of (i) 6.50% per annum and (ii) the Class P-IO
                            Notional Principal Amount as represented by the sum of the Class A-16 and A-17 Certificates
                            divided by the aggregate Group IIB pool balance. The Class A-13 through A-15 Certificates may also be subject to the available funds cap.

                            Class BII Available Funds Cap
                            The Pass-Through Rate for the Class BII Certificates will equal the lesser of (a) the
                            Pass-Through Rate for such Class, and (b) the lesser of the Group IIA and Group IIB
                            Available Funds Cap.

Tax Status:                 REMIC

ERISA Eligibility:          The Class A Certificates are ERISA eligible.  The Class BII Certificates are not ERISA eligible.

SMMEA Eligibility:          The Offered Certificates are not SMMEA eligible.


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group II Credit Enhancement

o    Class A9-A20, P-IO Credit Enhancement:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.65% of the Group II original loan balance;
     3. Subordination of Class BII certificates, initially totaling 4.7% of the Group II original loan balance;
     4. MBIA surety wrap.

o    Class BII Credit Enhancement:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.65% of the Group II original loan balance.

(1) Excess Cash

Excess cash for Group II will generally equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, [Auction Agent Fee], [Broker-Dealer Fee], Certificate Interest and excess cash available from Group I.

(2) Overcollateralization

     1. Before the Stepdown Date, overcollateralization initially builds to 1.65% of the original Group II loan balance (subject to rating agency and MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 3.5475% of the outstanding Group II loan balance;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the original Group II loan balance (subject to rating agency and MBIA trigger events);
     4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until April 1999).

(3) Subordination

There will be a Class BII Certificate in the amount of 4.7% of the initial principal balance of the Group II collateral to provide credit enhancement to the Class A Certificates.

(4) Surety Wrap

The Class A Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest (including any swap payments) and the ultimate payment of principal issued by MBIA. MBIA will also guarantee the final scheduled payment date of the Class A-11 2a-7 Certificates.


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Cashflow Priority

o Group II Interest and Principal Collections (net of Servicing, Certificate Insurer, Trustee Fees, [Auction Agent Fee] and [Broker-Dealer Fees] will be allocated in the following priority prior to the Stepdown Date (October 2001) if no trigger event is in effect:

Group II Interest
     1. Current Interest and Carry-Forward Interest to the Class A-9 through Class A-20 and P-IO Certificates;
     2.   Current Interest to the Class BII Certificates;

Group II Principal
     3. The amount necessary to reduce the Group II AAA balance to its required enhancement level will constitute the Group II Class A Principal Distribution Amount and will be paid concurrently to Group IIA and Group IIB.
     4. However, in no case will the Group II AAA Certificates be entitled to receive less than the positive difference between the Class A-9 and A-10 balances and the ending Group IIA collateral balance.

Group IIA
         Class A-9 and Class A-10 are paid an amount sufficient to reduce their aggregate balance to the Group IIA targeted bond balance for the period. The Group IIA targeted bond balance is defined as the product of the Group IIA ending collateral balance multiplied by a percentage equal to the total Group II AAA beginning bond balance less Group II AAA principal divided by the total Group II ending collateral balance. The difference between the Group IIA ending balance from the prior payment date and the Group IIA targeted bond balance as of the current payment date will equal Group IIA AAA principal, which will be allocated as follows:
         a) First to the Class A-10 Certificates based on its percentage schedule;
         b) Any remaining principal to the Class A-9 Certificates until retired;
         c)   Any remaining Group IIA AAA principal to the Class A-10
              Certificates.

Group IIB
         The remaining Group II AAA principal will be allocated as follows:
         a) Classes A-19 and A-20 are paid an amount sufficient to reduce their aggregate balance to the scheduled "Maximum Maturity Percentage" of the ending Group IIB AAA balance on a sequential basis;
         b)   Next to Class A-11 2a-7 Certificates until retired in full;
         c)   Classes A-12 through A-17 PAC bonds to their scheduled balances;
         d) Any remaining principal to the Class A-18 Certificates until retired;
         e)   Any remaining principal to the Class A-12 through A-17 PAC bonds;
         f) Any remaining principal sequentially to the Class A-19 and A-20 Certificates.

     5. Once the Group II Class A Certificates have been retired, the remaining principal distribution amount to the Class BII Certificate until retired;
     6.  Class BII Interest Carry Forward Amount;
     7.  Unpaid Class BII Realized Loss Amortization Amounts;
     8.  To cross-collateralize Group I.



          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

o Group II Interest and Principal Collections (net of Servicing, Certificate Insurer, Trustee Fees, [Auction Agent Fee] and [Broker-Dealer Fees] will be allocated in the following priority on and after the Stepdown Date (October 2001) if no trigger event is in effect:
Group II Interest
     1. Current Interest and Carry-Forward Interest to the Class A-9 through Class A-20 and P-IO Certificates;
     2.  Current Interest to the Class BII Certificates;
Group II Principal
     3. The amount necessary to reduce the Group II AAA balance to its required enhancement level based on the enhancement requirements as noted below will constitute the Group II Class A Principal Distribution Amount and will be paid concurrently to Group IIA and Group IIB.
     4. However, in no case will the Group IIA AAA Certificates be entitled to receive less than the positive difference between the Class A-9 and A-10 balances and the ending Group IIA collateral balance.

     Group IIA
         Class A-9 and Class A-10 are paid an amount sufficient to reduce their aggregate balance to the Group IIA targeted bond balance for the period. The Group IIA targeted bond balance is defined as the product of the Group IIA ending collateral balance multiplied by a percentage equal to the total Group II AAA beginning bond balance less Group II AAA principal divided by the total Group II AAA ending collateral balance. The difference between the Group IIA ending balance from the prior payment date and the Group IIA targeted bond balance as of the current payment date will equal Group IIA AAA principal, which will be allocated as follows:
         a) First to the Class A-10 Certificates based on its percentage schedule;
         b) Any remaining principal to the Class A-9 Certificates until retired;
         c)  Any remaining Group IIA AAA principal to the Class A-10
             Certificates.

     Group IIB
         The remaining Group II AAA principal will be allocated as follows:
         a) Classes A-19 and A-20 are paid an amount sufficient to reduce their aggregate balance to the scheduled "Maximum Maturity Percentage" of the ending Group IIB AAA balance on a sequential basis;
         b)  Next to Class A-11 2a-7 Certificates until retired in full;
         c) Classes A-12 through A-17 PAC bonds to their scheduled balances;
         d) Any remaining principal to the Class A-18 Certificates until retired;
         e) Any remaining principal to the Class A-12 through A-17 PAC bonds;
         f) Any remaining principal sequentially to the Class A-19 and A-20 Certificates.

     5. The Class BII principal distribution amount based on the enhancement requirements to the Class BII Certificate until retired.
     6.  Class BII Interest Carry Forward Amount;
     7.  Unpaid Class BII Realized Loss Amortization Amounts;
     8.  To cross-collateralize Group I.



          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group II Target Credit Enhancement on and after the Stepdown date (October
2001) assuming no Delinquency Trigger Event is in effect:

                             Targeted % of Pool       Target Credit Enhancement
Class A                            86.3475%                 13.6525%
Class BII                          10.1050%                  3.5475%
Overcollateralization               3.5475%
                                  ---------
                                  100.0000%

Group II Principal Cashflow Priority (Class BII Subordinated Certificates):
o The Group II Class BII Certificates will not receive payments of principal until the Stepdown Date, unless all the Group II Class A Certificates have been retired.

      Note: Interest will not accrue or be payable on any written down amounts with respect to the Group II Class BII Certificates.

Group II Subordination Test (To determine Class A Principal Distribution
Amount):
o Before the Stepdown Date, the Group II Class A Certificates receive 100% of the collateral principal collections and the excess interest to build to a required OC target of 1.65%. After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 13.6525% credit enhancement.

Group II Step Down Date:

o The later of (a) the October 2001 Payment Date and (b) the first Payment Date on which the Group II Class A Enhancement Percentage (i.e., the sum of the Group II Class BII Certificates and OC amount divided by the original Group II loan balance) is at least 13.6525%.

Group II Class A Enhancement Percentage:

o Percentage equivalent of a fraction, the numerator of which is the excess of (x) the Group II loan balance for such Payment Date over (y) the Group II Class A Certificate Principal Balance after taking into account the payment of the Group II Class A Principal Distribution Amount on such Payment Date, assuming that no Delinquency Trigger Event is in effect and the denominator of which is the Group II loan balance.

Group II Delinquency Trigger:

o After the Stepdown Date, a Group II Delinquency Trigger Event has occurred if on any Payment Date [ ]% of the 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) with respect to Group II equals or exceeds the Group II Class A Enhancement Percentage (13.6525% = 2.15 X 6.35%); i.e., when the 3-month rolling average of 60+ Day Delinquencies with respect to Group II equals or exceeds [ ]% (13.6525%/[ ]%).

o If a Group II Delinquency Trigger Event is in effect, Class A will receive 100% of all principal until the credit enhancement equals or exceeds [ ]% of the 3 Month Rolling Average of 60+ Day Delinquencies with respect to Group II. During this time, overcollateralization will not be released until the credit enhancement target is achieved.


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group II Cumulative Realized Loss Trigger Event:

o A Group II Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Group II Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Group II equals or exceeds the following amounts:

                Date                                     Percentage
                October 1998- September 2000               [1.05]%
                October 2000- September 2001               [1.80]%
                October 2001- September 2002               [2.40]%
                October 2002- September 2003               [2.85]%
                October 2003 and thereafter                [3.00]%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to
      [   ]% of the aggregate original balance of the Group II Collateral.


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


PAC and Maximum Maturity Schedule

                                                                                                                 Max Maturities
                    A-12             A-13             A-14             A-15           A-16            A-17         divide by
Per   Date        Schedule          Schedule        Schedule         Schedule       Schedule        Schedule     10000000000.00
-------------------------------------------------------------------------------------------------------------------------------
 0   09/16/98                -                 -               -             -                -               -                -
 1   10/15/98   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,195,268,648.67
 2   11/15/98   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,186,687,374.83
 3   12/15/98   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,178,012,338.78
 4   01/15/99   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,169,242,562.65
 5   02/15/99   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,160,377,040.92
 6   03/15/99   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,151,414,331.87
 7   04/15/99   130,000,000.00    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,142,352,793.54
 8   05/15/99   124,214,006.70    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,133,191,154.92
 9   06/15/99   108,795,238.50    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,123,928,152.45
10   07/15/99    93,299,654.50    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,114,562,636.82
11   08/15/99    77,935,558.10    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,105,093,464.88
12   09/15/99    61,927,412.30    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,095,519,091.58
13   10/15/99    46,966,066.12    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,085,837,776.59
14   11/15/99    32,183,172.13    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,076,048,084.00
15   12/15/99    17,579,333.35    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,066,148,589.26
16   01/15/00     3,156,622.81    192,000,000.00   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,056,137,776.08
17   02/15/00                -    181,066,327.28   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,046,014,260.92
18   03/15/00                -    167,326,877.23   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,035,776,509.14
19   04/15/00                -    153,929,228.43   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,025,422,852.84
20   05/15/00                -    140,864,580.52   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,014,951,709.86
21   06/15/00                -    128,124,363.54   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  2,004,361,471.20
22   07/15/00                -    115,700,231.76   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,993,650,499.87
23   08/15/00                -    103,584,838.38   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,982,828,902.54
24   09/15/00                -     91,769,534.94   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,971,908,311.55
25   10/15/00                -     80,246,579.28   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,960,862,304.29
26   11/15/00                -     69,008,464.42   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,949,689,133.02
27   12/15/00                -     58,047,878.96   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,938,387,019.54
28   01/15/01                -     47,357,701.85   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,926,954,154.04
29   02/15/01                -     36,930,997.26   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,915,388,694.95
30   03/15/01                -     26,761,009.64   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,903,688,767.66
31   04/15/01                -     16,841,158.90   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,891,852,464.04
32   05/15/01                -      7,165,035.70   42,000,000.00   70,000,000.00  25,000,000.00   66,602,000.00  1,879,877,841.81
33   06/15/01                -                 -   39,726,396.80   70,000,000.00  25,000,000.00   66,602,000.00  1,867,762,923.53
34   07/15/01                -                 -   30,519,160.80   70,000,000.00  25,000,000.00   66,602,000.00  1,855,505,696.06
35   08/15/01                -                 -   21,537,063.74   70,000,000.00  25,000,000.00   66,602,000.00  1,843,242,094.35
36   09/15/01                -                 -   12,774,652.73   70,000,000.00  25,000,000.00   66,602,000.00  1,830,833,569.70
37   10/15/01                -                 -   12,774,652.73   70,000,000.00  25,000,000.00   66,602,000.00  1,818,278,020.62
38   11/15/01                -                 -   12,774,652.73   70,000,000.00  25,000,000.00   66,602,000.00  1,805,573,306.45
39   12/15/01                -                 -   12,774,652.73   70,000,000.00  25,000,000.00   66,602,000.00  1,792,717,247.27
40   01/15/02                -                 -    7,534,219.63   70,000,000.00  25,000,000.00   66,602,000.00  1,779,707,622.49
41   02/15/02                -                 -    1,321,534.23   70,000,000.00  25,000,000.00   66,602,000.00  1,766,542,170.00
42   03/15/02                -                 -               -   65,338,911.73  25,000,000.00   66,602,000.00  1,753,218,585.35
43   04/15/02                -                 -               -   59,577,708.93  25,000,000.00   66,602,000.00  1,739,734,520.65
44   05/15/02                -                 -               -   54,029,612.93  25,000,000.00   66,602,000.00  1,726,087,583.59
45   06/15/02                -                 -               -   48,686,628.73  25,000,000.00   66,602,000.00  1,712,275,336.29
46   07/15/02                -                 -               -   43,541,066.83  25,000,000.00   66,602,000.00  1,698,295,294.32
47   08/15/02                -                 -               -   38,585,530.64  25,000,000.00   66,602,000.00  1,684,144,925.58
48   09/15/02                -                 -               -   33,812,906.04  25,000,000.00   66,602,000.00  1,669,821,648.94
49   10/15/02                -                 -               -   29,216,349.64  25,000,000.00   66,602,000.00  1,655,322,833.44
50   11/15/02                -                 -               -   24,789,278.44  25,000,000.00   66,602,000.00  1,640,645,796.72
51   12/15/02                -                 -               -   20,525,359.94  25,000,000.00   66,602,000.00  1,625,787,804.02
52   01/15/03                -                 -               -   16,418,502.04  25,000,000.00   66,602,000.00  1,610,746,066.69
53   02/15/03                -                 -               -   12,462,844.24  25,000,000.00   66,602,000.00  1,595,517,741.02
54   03/15/03                -                 -               -    8,652,747.96  25,000,000.00   66,602,000.00  1,580,099,926.79
55   04/15/03                -                 -               -    4,982,789.47  25,000,000.00   66,602,000.00  1,564,489,665.92


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

PAC and Maximum Maturity Schedule (continued)

                                                                                                                 Max Maturities
                    A-12             A-13             A-14             A-15           A-16            A-17         divide by
Per   Date        Schedule          Schedule        Schedule         Schedule       Schedule        Schedule     10000000000.00
-------------------------------------------------------------------------------------------------------------------------------
56    05/15/03              -                 -               -    1,447,747.96  25,000,000.00   66,602,000.00  1,548,683,940.82
57    06/15/03              -                 -               -               -  23,042,799.07   66,602,000.00  1,533,114,476.40
58    07/15/03              -                 -               -               -  19,762,913.85   66,602,000.00  1,517,350,536.97
59    08/15/03              -                 -               -               -  16,603,442.49   66,602,000.00  1,501,389,069.10
60    09/15/03              -                 -               -               -  13,559,910.72   66,602,000.00  1,485,226,957.88
61    10/15/03              -                 -               -               -  10,628,013.16   66,602,000.00  1,468,861,025.14
62    11/15/03              -                 -               -               -   7,803,606.80   66,602,000.00  1,452,288,028.00
63    12/15/03              -                 -               -               -   5,082,704.65   66,602,000.00  1,435,504,656.84
64    01/15/04              -                 -               -               -   2,461,469.96   66,602,000.00  1,418,507,533.95
65    02/15/04              -                 -               -               -              -   66,538,210.15  1,401,293,211.77
66    03/15/04              -                 -               -               -              -   64,105,371.64  1,383,858,170.61
67    04/15/04              -                 -               -               -              -   61,761,534.28  1,366,198,817.43
68    05/15/04              -                 -               -               -              -   59,503,406.38  1,348,311,483.45
69    06/15/04              -                 -               -               -              -   57,327,819.62  1,330,192,422.25
70    07/15/04              -                 -               -               -              -   55,231,724.57  1,311,837,807.80
71    08/15/04              -                 -               -               -              -   53,212,186.03  1,293,243,732.22
72    09/15/04              -                 -               -               -              -   51,266,378.63  1,274,406,203.60
73    10/15/04              -                 -               -               -              -   49,391,582.75  1,255,321,143.98
74    11/15/04              -                 -               -               -              -   47,585,180.45  1,235,984,386.32
75    12/15/04              -                 -               -               -              -   45,844,651.61  1,216,391,673.21
76    01/15/05              -                 -               -               -              -   44,167,570.14  1,196,538,653.09
77    02/15/05              -                 -               -               -              -   42,551,600.55  1,176,420,878.65
78    03/15/05              -                 -               -               -              -   40,994,494.43  1,156,033,803.79
79    04/15/05              -                 -               -               -              -   39,494,087.11  1,135,372,780.69
80    05/15/05              -                 -               -               -              -   38,048,294.58  1,114,433,057.23
81    06/15/05              -                 -               -               -              -   36,655,110.40  1,093,209,774.22
82    07/15/05              -                 -               -               -              -   35,312,602.70  1,071,697,961.62
83    08/15/05              -                 -               -               -              -   34,018,911.49  1,049,892,536.20
84    09/15/05              -                 -               -               -              -   32,772,245.84  1,027,788,297.93
85    10/15/05              -                 -               -               -              -   31,542,063.70  1,005,379,926.40
86    11/15/05              -                 -               -               -              -   30,180,580.79    982,661,977.86
87    12/15/05              -                 -               -               -              -   28,867,646.98    959,628,881.06
88    01/15/06              -                 -               -               -              -   27,601,475.45    936,274,933.76
89    02/15/06              -                 -               -               -              -   26,380,345.36    912,594,298.92
90    03/15/06              -                 -               -               -              -   25,202,599.32    888,581,000.72
91    04/15/06              -                 -               -               -              -   24,066,641.04    864,228,920.09
92    05/15/06              -                 -               -               -              -   22,970,932.99    839,531,790.80
93    06/15/06              -                 -               -               -              -   21,913,994.23    814,483,194.60
94    07/15/06              -                 -               -               -              -   20,894,398.24    789,076,557.02
95    08/15/06              -                 -               -               -              -   19,910,770.92    763,305,142.14
96    09/15/06              -                 -               -               -              -   18,961,788.56    737,162,048.07
97    10/15/06              -                 -               -               -              -   18,046,176.03    710,640,201.58
98    11/15/06              -                 -               -               -              -   17,162,704.89    683,732,352.38
99    12/15/06              -                 -               -               -              -   16,310,191.67    656,431,068.31
100   01/15/07              -                 -               -               -              -   15,487,496.16    628,728,729.08
101   02/15/07              -                 -               -               -              -   14,693,519.82    600,617,520.29
102   03/15/07              -                 -               -               -              -   13,927,204.19    572,089,427.37
103   04/15/07              -                 -               -               -              -   13,187,529.41    543,136,229.10
104   05/15/07              -                 -               -               -              -   12,473,512.75    513,749,491.08
105   06/15/07              -                 -               -               -              -   11,784,207.24    483,920,558.10
106   07/15/07              -                 -               -               -              -   11,118,700.31    453,640,548.06
107   08/15/07              -                 -               -               -              -   10,476,112.53    422,900,343.05
108   09/15/07              -                 -               -               -              -    9,855,596.35    391,690,582.55
109   10/15/07              -                 -               -               -              -    9,256,334.90    360,001,655.17
110   11/15/07              -                 -               -               -              -    8,677,540.86    327,823,689.76
111   12/15/07              -                 -               -               -              -    8,118,455.34    295,146,546.67


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

PAC and Maximum Maturity Schedule (continued)

                                                                                                                Max Maturities
                    A-12             A-13             A-14             A-15           A-16            A-17         divide by
Per   Date        Schedule          Schedule        Schedule         Schedule       Schedule        Schedule     10000000000.00
-------------------------------------------------------------------------------------------------------------------------------
112 01/15/08                 -                 -               -               -              -    7,578,346.82    261,959,808.89
113 02/15/08                 -                 -               -               -              -    7,056,510.12    228,252,772.27
114 03/15/08                 -                 -               -               -              -    6,552,265.41    194,014,435.85
115 04/15/08                 -                 -               -               -              -    6,064,957.27    159,233,490.79
116 05/15/08                 -                 -               -               -              -    5,596,722.17    128,339,525.96
117 06/15/08                 -                 -               -               -              -    5,144,230.54     96,978,431.82
118 07/15/08                 -                 -               -               -              -    4,706,896.80     65,140,769.13
119 08/15/08                 -                 -               -               -              -    4,284,156.38     32,816,847.74
120 09/15/08                 -                 -               -               -              -    3,875,463.50                 -
121 10/15/08                 -                 -               -               -              -    3,467,135.45                 -
122 11/15/08                 -                 -               -               -              -    3,074,260.13                 -
123 12/15/08                 -                 -               -               -              -    2,696,255.92                 -
124 01/15/09                 -                 -               -               -              -    2,332,563.06                 -
125 02/15/09                 -                 -               -               -              -    1,982,642.83                 -
126 03/15/09                 -                 -               -               -              -    1,645,976.76                 -
127 04/15/09                 -                 -               -               -              -    1,322,065.85                 -
128 05/15/09                 -                 -               -               -              -    1,010,429.86                 -
129 06/15/09                 -                 -               -               -              -      710,606.59                 -
130 07/15/09                 -                 -               -               -              -      422,151.20                 -
131 08/15/09                 -                 -               -               -              -      144,635.57                 -
132 09/15/09                 -                 -               -               -              -               -                 -
133 10/15/09                 -                 -               -               -              -               -                 -



          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Average Life Sensitivity Tables (TO MATURITY)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class A-9
Avg. Life          24.08         10.70          5.81           3.81           2.74          2.06           1.58          1.18
Mod. Dur.          12.37          7.01          4.42           3.12           2.35          1.82           1.43          1.10
First Prin.     10/15/1998     10/15/1998    10/15/1998     10/15/1998     10/15/1998    10/15/1998     10/15/1998    10/15/1998
Last Prin.       6/15/2028     2/15/2027      4/15/2020     7/15/2014      5/15/2013      8/15/2011     9/15/2009      2/15/2008
Window (mos.)       357           341            259           190            176            155           132            113

Class A-10
Avg. Life          11.85          3.61          2.90           2.61           2.48          2.43           2.43          2.56
Mod. Dur.          8.14           3.15          2.59           2.36           2.25          2.20           2.21          2.32
First Prin.      8/15/2000     8/15/2000      8/15/2000     8/15/2000      8/15/2000      8/15/2000     8/15/2000      8/15/2000
Last Prin.      11/15/2015     7/15/2004     11/15/2003     10/15/2003     10/15/2003    10/15/2003     10/15/2003    10/15/2003
Window (mos.)       184            48            40             39             39            39             39            39

Class A-11
Avg. Life          9.09           0.82          0.57           0.45           0.38          0.34           0.30          0.28
Mod. Dur.          6.73           0.79          0.56           0.43           0.37          0.33           0.30          0.27
First Prin.      1/15/1999     10/15/1998    10/15/1998     10/15/1998     10/15/1998    10/15/1998     10/15/1998    10/15/1998
Last Prin.       8/15/2010     3/15/2000      8/15/1999     6/15/1999      5/15/1999      4/15/1999     3/15/1999      3/15/1999
Window (mos.)       140            18            11             9              8              7             6              6

Class A-12
Avg. Life          13.53          2.76          1.58           1.12           1.00          1.00           1.00          1.00
Mod. Dur.          9.31           2.48          1.48           1.06           0.95          0.95           0.95          0.95
First Prin.      8/15/2010     3/15/2000      8/15/1999     6/15/1999      5/15/1999      5/15/1999     5/15/1999      5/15/1999
Last Prin.       5/15/2013     11/15/2002     1/15/2001     4/15/2000      2/15/2000      2/15/2000     2/15/2000      1/15/2000
Window (mos.)       34             33            18             11             10            10             10             9

Class A-13
Avg. Life          14.64          6.65          3.60           2.38           2.01          2.01           1.99          1.76
Mod. Dur.          9.77           5.38          3.16           2.17           1.85          1.85           1.84          1.64
First Prin.      5/15/2013     11/15/2002     1/15/2001     4/15/2000      2/15/2000      2/15/2000     2/15/2000      1/15/2000
Last Prin.       5/15/2013     6/15/2008     11/15/2003     1/15/2002      6/15/2001      6/15/2001     5/15/2001      1/15/2001
Window (mos.)        1             68            35             22             17            17             16            13

Class A-14
Avg. Life          14.64         10.37          5.57           3.60           3.02          3.02           2.89          2.45
Mod. Dur.          9.73           7.66          4.66           3.18           2.71          2.71           2.60          2.23
First Prin.      5/15/2013     6/15/2008     11/15/2003     1/15/2002      6/15/2001      6/15/2001     5/15/2001      1/15/2001
Last Prin.       5/15/2013     9/15/2009     10/15/2004     8/15/2002      3/15/2002      3/15/2002     2/15/2002      5/15/2001
Window (mos.)        1             16            12             8              10            10             10             5


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Average Life Sensitivity Tables (TO MATURITY continued)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class A-15
Avg. Life          14.64         12.06          6.98           4.48           4.02          4.02           3.96          3.14
Mod. Dur.          9.65           8.47          5.60           3.85           3.50          3.50           3.45          2.80
First Prin.      5/15/2013     9/15/2009     10/15/2004     8/15/2002      3/15/2002      3/15/2002     2/15/2002      5/15/2001
Last Prin.       5/15/2013     11/15/2011     9/15/2006     11/15/2003     6/15/2003      6/15/2003     5/15/2003      9/15/2002
Window (mos.)        1             27            24             16             16            16             16            17

Class A-16
Avg. Life          14.64         13.61          8.42           5.38           5.05          5.05           4.99          4.24
Mod. Dur.          9.54           9.11          6.46           4.49           4.25          4.25           4.21          3.65
First Prin.      5/15/2013     11/15/2011     9/15/2006     11/15/2003     6/15/2003      6/15/2003     5/15/2003      9/15/2002
Last Prin.       5/15/2013     10/15/2012     8/15/2007     5/15/2004      2/15/2004      2/15/2004     2/15/2004      4/15/2003
Window (mos.)        1             12            12             7              9              9             10             8

Class A-17
Avg. Life          16.62         14.56          10.13          7.31           7.28          7.28           7.23          6.15
Mod. Dur.          10.17          9.41          7.35           5.71           5.69          5.69           5.66          4.96
First Prin.      5/15/2013     10/15/2012     8/15/2007     5/15/2004      2/15/2004      2/15/2004     2/15/2004      4/15/2003
Last Prin.       6/15/2017     5/15/2013      2/15/2010     9/15/2009      9/15/2009      9/15/2009     9/15/2009      2/15/2008
Window (mos.)       50             8             31             65             68            68             68            59

Class A-18
Avg. Life          24.66         16.84          14.14         10.43           6.19          3.41           1.02          0.76
Mod. Dur.          13.06         10.62          9.59           7.67           4.86          2.80           0.97          0.73
First Prin.      6/15/2017     5/15/2013      2/15/2010     10/15/2004     5/15/1999      4/15/1999     3/15/1999      3/15/1999
Last Prin.       6/15/2028     2/15/2027      4/15/2020     7/15/2014      5/15/2013      8/15/2011     11/15/2000    12/15/1999
Window (mos.)       133           166            123           118            169            149            21            10

Class A-19
Avg. Life          2.58           1.55          1.15           0.91           0.77          0.70           0.64          0.59
Mod. Dur.          2.27           1.42          1.07           0.85           0.73          0.67           0.61          0.56
First Prin.     10/15/1998     10/15/1998    10/15/1998     10/15/1998     10/15/1998    10/15/1998     10/15/1998    10/15/1998
Last Prin.       8/15/2003     10/15/2001    12/15/2000     6/15/2000      2/15/2000      1/15/2000     11/15/1999    10/15/1999
Window (mos.)       59             37            27             21             17            16             14            13

Class A-20
Avg. Life          7.65           6.24          5.17           4.23           3.58          3.19           2.79          2.44
Mod. Dur.          6.02           5.05          4.28           3.58           3.08          2.78           2.46          2.18
First Prin.      8/15/2003     10/15/2001    12/15/2000     6/15/2000      2/15/2000      1/15/2000     11/15/1999    10/15/1999
Last Prin.       9/15/2008     9/15/2008      9/15/2008     9/15/2008      9/15/2008      9/15/2008     9/15/2008      2/15/2008
Window (mos.)       62             84            94            100            104            105           107            101


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


 Average Life Sensitivity Tables (TO MATURITY continued)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class BII
Avg. Life          21.60         13.41          9.30           6.48           5.00          4.34           3.87          3.62
Mod. Dur.          9.58           7.72          6.09           4.71           3.87          3.47           3.17          3.01
First Prin.      5/15/2013     12/15/2006     7/15/2003     1/15/2002      10/15/2001    10/15/2001     10/15/2001    11/15/2001
Last Prin.       9/15/2027     4/15/2020      5/15/2013     4/15/2011      5/15/2008     11/15/2006     8/15/2005      8/15/2004
Window (mos.)       173           161            119           112             80            62             47            34


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Average Life Sensitivity Tables (TO CALL)

FRM               PPC 0%        PPC 35%        PPC 65%       PPC 100%       PPC 130%      PPC 150%       PPC 175%      PPC 200%
ARM               PPC 0%        PPC 25%        PPC 50%       PPC 75%        PPC 100%      PPC 125%       PPC 150%      PPC 175%
Class A-9
Avg. Life          23.91         10.04          5.58           3.62           2.60          1.98           1.52          1.15
Mod. Dur.          12.34          6.83          4.32           3.02           2.27          1.78           1.40          1.08
First Prin.     10/15/1998     10/15/1998    10/15/1998     10/15/1998     10/15/1998    10/15/1998     10/15/1998    10/15/1998
Last Prin.      12/15/2026     12/15/2017     8/15/2012     3/15/2008      12/15/2005    11/15/2004     11/15/2003     2/15/2003
Window (mos.)       339           231            167           114             87            74             62            53

Class A-17
Avg. Life          16.62         14.56          10.13          7.24           6.66          6.04           5.14          4.39
Mod. Dur.          10.17          9.41          7.35           5.67           5.33          4.92           4.30          3.75
First Prin.      5/15/2013     10/15/2012     8/15/2007     5/15/2004      2/15/2004      2/15/2004     11/15/2003     2/15/2003
Last Prin.       6/15/2017     5/15/2013      2/15/2010     3/15/2008      12/15/2005    11/15/2004     11/15/2003     2/15/2003
Window (mos.)       50             8             31             47             23            10             1              1

Class A-18
Avg. Life          24.49         16.11          13.36          8.70           4.94          2.72           1.02          0.76
Mod. Dur.          13.03         10.41          9.26           6.77           4.13          2.38           0.97          0.73
First Prin.      6/15/2017     5/15/2013      2/15/2010     10/15/2004     5/15/1999      4/15/1999     3/15/1999      3/15/1999
Last Prin.      12/15/2026     12/15/2017     8/15/2012     3/15/2008      12/15/2005    11/15/2004     11/15/2000    12/15/1999
Window (mos.)       115            56            31             42             80            68             21            10

Class A-20
Avg. Life          7.65           6.24          5.17           4.22           3.51          3.08           2.65          2.30
Mod. Dur.          6.02           5.05          4.28           3.58           3.04          2.71           2.36          2.07
First Prin.      8/15/2003     10/15/2001    12/15/2000     6/15/2000      2/15/2000      1/15/2000     11/15/1999    10/15/1999
Last Prin.       9/15/2008     9/15/2008      9/15/2008     3/15/2008      12/15/2005    11/15/2004     11/15/2003     2/15/2003
Window (mos.)       62             84            94             94             71            59             49            41

Class BII
Avg. Life          21.57         13.36          9.21           6.28           4.84          4.21           3.77          3.53
Mod. Dur.          9.57           7.71          6.07           4.63           3.79          3.40           3.11          2.95
First Prin.      5/15/2013     12/15/2006     7/15/2003     1/15/2002      10/15/2001    10/15/2001     10/15/2001    11/15/2001
Last Prin.      12/15/2026     12/15/2017     8/15/2012     3/15/2008      12/15/2005    11/15/2004     11/15/2003     2/15/2003
Window (mos.)       164           133            110            75             51            38             26            16


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials



Decrement Tables

Class A-9
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99       97             91              85             78             72             66             60             53
    9/15/00       96             81              66             52             39             26             15             4
    9/15/01       96             81              66             51             37             25             15             4
    9/15/02       96             79              58             40             27             17             9              4
    9/15/03       96             75              49             30             17             9              4              2
    9/15/04       96             73              41             22             11             5              2              1
    9/15/05       96             65              34             16             7              3              1              0
    9/15/06       96             58              27             12             5              2              0              0
    9/15/07       96             52              22             9              3              1              0              0
    9/15/08       96             47              18             6              2              0              0              0
    9/15/09       96             42              15             5              1              0              0              0
    9/15/10       96             38              12             3              1              0              0              0
    9/15/11       96             34              10             2              0              0              0              0
    9/15/12       96             31              8              2              0              0              0              0
    9/15/13       96             27              6              0              0              0              0              0
    9/15/14       96             24              5              0              0              0              0              0
    9/15/15       96             21              3              0              0              0              0              0
    9/15/16       93             19              2              0              0              0              0              0
    9/15/17       89             16              1              0              0              0              0              0
    9/15/18       85             14              1              0              0              0              0              0
    9/15/19       80             12              0              0              0              0              0              0
    9/15/20       75             10              0              0              0              0              0              0
    9/15/21       68              8              0              0              0              0              0              0
    9/15/22       61              7              0              0              0              0              0              0
    9/15/23       54              5              0              0              0              0              0              0
    9/15/24       45              3              0              0              0              0              0              0
    9/15/25       35              2              0              0              0              0              0              0
    9/15/26       24              0              0              0              0              0              0              0
    9/15/27       11              0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     24.08           10.70           5.81           3.81           2.74           2.06           1.58           1.18
First Prin    10/15/1998     10/15/1998      10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998
Last Prin     6/15/2028       2/15/2027      4/15/2020      7/15/2014      5/15/2013      8/15/2011      9/15/2009      2/15/2008


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-10
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             94              90             86             84             82             81             82
    9/15/01       97             61              36             20             11             7              8              17
    9/15/02       95             36              11             4              1              0              0              3
    9/15/03       92             21              4              1              0              0              0              0
    9/15/04       89              0              0              0              0              0              0              0
    9/15/05       85              0              0              0              0              0              0              0
    9/15/06       81              0              0              0              0              0              0              0
    9/15/07       76              0              0              0              0              0              0              0
    9/15/08       71              0              0              0              0              0              0              0
    9/15/09       65              0              0              0              0              0              0              0
    9/15/10       58              0              0              0              0              0              0              0
    9/15/11       51              0              0              0              0              0              0              0
    9/15/12       42              0              0              0              0              0              0              0
    9/15/13       19              0              0              0              0              0              0              0
    9/15/14       11              0              0              0              0              0              0              0
    9/15/15       1               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    11.85           3.61            2.90           2.61           2.48           2.43           2.43           2.56
First Prin    8/15/2000       8/15/2000      8/15/2000      8/15/2000      8/15/2000      8/15/2000      8/15/2000      8/15/2000
Last Prin     11/15/2015      7/15/2004      11/15/2003     10/15/2003     10/15/2003     10/15/2003     10/15/2003     10/15/2003

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Decrement Tables (continued)

Class A-11
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99       83             31              0              0              0              0              0              0
    9/15/00       83              0              0              0              0              0              0              0
    9/15/01       83              0              0              0              0              0              0              0
    9/15/02       82              0              0              0              0              0              0              0
    9/15/03       82              0              0              0              0              0              0              0
    9/15/04       82              0              0              0              0              0              0              0
    9/15/05       81              0              0              0              0              0              0              0
    9/15/06       81              0              0              0              0              0              0              0
    9/15/07       80              0              0              0              0              0              0              0
    9/15/08       79              0              0              0              0              0              0              0
    9/15/09       39              0              0              0              0              0              0              0
    9/15/10       0               0              0              0              0              0              0              0
    9/15/11       0               0              0              0              0              0              0              0
    9/15/12       0               0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     9.09           0.82            0.57           0.45           0.38           0.34           0.30           0.28
First Prin    1/15/1999       10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998
Last Prin     8/15/2010       3/15/2000      8/15/1999      6/16/1999      5/15/1999      4/15/1999      3/15/1999      3/15/1999


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Decrement Tables (continued)

Class A-12
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100             91             61             48             48             48             48
    9/15/00      100             78              19             0              0              0              0              0
    9/15/01      100             40              0              0              0              0              0              0
    9/15/02      100              5              0              0              0              0              0              0
    9/15/03      100              0              0              0              0              0              0              0
    9/15/04      100              0              0              0              0              0              0              0
    9/15/05      100              0              0              0              0              0              0              0
    9/15/06      100              0              0              0              0              0              0              0
    9/15/07      100              0              0              0              0              0              0              0
    9/15/08      100              0              0              0              0              0              0              0
    9/15/09      100              0              0              0              0              0              0              0
    9/15/10       97              0              0              0              0              0              0              0
    9/15/11       68              0              0              0              0              0              0              0
    9/15/12       37              0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     13.53           2.76            1.58           1.12           1.00           1.00           1.00           1.00
First Prin    8/15/2010       3/15/2000      8/15/1999      6/15/1999      5/15/1999      5/15/1999      5/15/1999      5/15/1999
Last Prin     5/15/2013      11/15/2002      1/15/2001      4/15/2000      2/15/2000      2/15/2000      2/15/2000      1/15/2000


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-13
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100             71             48             48             48             24
    9/15/01      100             100             70             14             0              0              0              0
    9/15/02      100             100             34             0              0              0              0              0
    9/15/03      100             81              2              0              0              0              0              0
    9/15/04      100             61              0              0              0              0              0              0
    9/15/05      100             41              0              0              0              0              0              0
    9/15/06      100             23              0              0              0              0              0              0
    9/15/07      100              9              0              0              0              0              0              0
    9/15/08      100              0              0              0              0              0              0              0
    9/15/09      100              0              0              0              0              0              0              0
    9/15/10      100              0              0              0              0              0              0              0
    9/15/11      100              0              0              0              0              0              0              0
    9/15/12      100              0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average         14.64           6.65            3.60           2.38           2.01           2.01           1.99           1.76
Life
First Prin    5/15/2013      11/15/2002      1/15/2001      4/15/2000      2/15/2000      2/15/2000      2/15/2000      1/15/2000
Last Prin     5/15/2013       6/15/2008      11/15/2003     1/15/2002      6/15/2001      6/15/2001      5/15/2001      1/15/2001

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-14
To Maturity


FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100             30             30             9              0
    9/15/02      100             100            100             0              0              0              0              0
    9/15/03      100             100            100             0              0              0              0              0
    9/15/04      100             100             4              0              0              0              0              0
    9/15/05      100             100             0              0              0              0              0              0
    9/15/06      100             100             0              0              0              0              0              0
    9/15/07      100             100             0              0              0              0              0              0
    9/15/08      100             81              0              0              0              0              0              0
    9/15/09      100              0              0              0              0              0              0              0
    9/15/10      100              0              0              0              0              0              0              0
    9/15/11      100              0              0              0              0              0              0              0
    9/15/12      100              0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average         14.64           10.37           5.57           3.60           3.02           3.02           2.89           2.45
Life
First Prin    5/15/2013       6/15/2008      11/15/2003     1/15/2002      6/15/2001      6/15/2001      5/15/2001      1/15/2001
Last Prin     5/15/2013       9/15/2009      10/15/2004     8/15/2002      3/15/2002      3/15/2002      2/15/2002      5/15/2001


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-15
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100             37
    9/15/02      100             100            100             90             48             48             43             0
    9/15/03      100             100            100             8              0              0              0              0
    9/15/04      100             100            100             0              0              0              0              0
    9/15/05      100             100             47             0              0              0              0              0
    9/15/06      100             100             0              0              0              0              0              0
    9/15/07      100             100             0              0              0              0              0              0
    9/15/08      100             100             0              0              0              0              0              0
    9/15/09      100             99              0              0              0              0              0              0
    9/15/10      100             51              0              0              0              0              0              0
    9/15/11      100              7              0              0              0              0              0              0
    9/15/12      100              0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    14.64           12.06           6.98           4.48           4.02           4.02           3.96           3.14
First Prin    5/15/2013       9/15/2009      10/15/2004     8/15/2002      3/15/2002      3/15/2002      2/15/2002      5/15/2001
Last Prin     5/15/2013      11/15/2011      9/15/2006      11/15/2003     6/15/2003      6/15/2003      5/15/2003      9/15/2002

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-16
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             100            100            100            100            100            100             90
    9/15/03      100             100            100            100             54             54             45             0
    9/15/04      100             100            100             0              0              0              0              0
    9/15/05      100             100            100             0              0              0              0              0
    9/15/06      100             100             98             0              0              0              0              0
    9/15/07      100             100             0              0              0              0              0              0
    9/15/08      100             100             0              0              0              0              0              0
    9/15/09      100             100             0              0              0              0              0              0
    9/15/10      100             100             0              0              0              0              0              0
    9/15/11      100             100             0              0              0              0              0              0
    9/15/12      100              3              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     14.64           13.61           8.42           5.38           5.05           5.05           4.99           4.24
First Prin    5/15/2013      11/15/2011      9/15/2006      11/15/2003     6/15/2003      6/15/2003      5/15/2003      9/15/2002
Last Prin     5/15/2013      10/15/2012      8/15/2007      5/15/2004      2/15/2004      2/15/2004      2/15/2004      4/15/2003

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Decrement Tables (continued)

Class A-17
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             100            100            100            100            100            100            100
    9/15/03      100             100            100            100            100            100            100             79
    9/15/04      100             100            100             77             77             77             75             46
    9/15/05      100             100            100             49             49             49             48             24
    9/15/06      100             100            100             28             28             28             27             10
    9/15/07      100             100             93             15             15             15             14             2
    9/15/08      100             100             56             6              6              6              6              0
    9/15/09      100             100             15             0              0              0              0              0
    9/15/10      100             100             0              0              0              0              0              0
    9/15/11      100             100             0              0              0              0              0              0
    9/15/12      100             100             0              0              0              0              0              0
    9/15/13       83              0              0              0              0              0              0              0
    9/15/14       64              0              0              0              0              0              0              0
    9/15/15       43              0              0              0              0              0              0              0
    9/15/16       19              0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     16.62           14.56          10.13           7.31           7.28           7.28           7.23           6.15
First Prin    5/15/2013      10/15/2012      8/15/2007      5/15/2004      2/15/2004      2/15/2004      2/15/2004      4/15/2003
Last Prin     6/15/2017       5/15/2013      2/15/2010      9/15/2009      9/15/2009      9/15/2009      9/15/2009      2/15/2008

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-18
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100             86             66             42             17
    9/15/00      100             100            100            100             81             44             2              0
    9/15/01      100             100            100            100             80             37             0              0
    9/15/02      100             100            100            100             65             31             0              0
    9/15/03      100             100            100            100             57             26             0              0
    9/15/04      100             100            100            100             47             21             0              0
    9/15/05      100             100            100             86             39             17             0              0
    9/15/06      100             100            100             74             32             15             0              0
    9/15/07      100             100            100             63             27             12             0              0
    9/15/08      100             100            100             53             22             9              0              0
    9/15/09      100             100            100             43             16             6              0              0
    9/15/10      100             100             89             32             10             2              0              0
    9/15/11      100             100             72             24             5              0              0              0
    9/15/12      100             100             59             16             2              0              0              0
    9/15/13      100             44              13             1              0              0              0              0
    9/15/14      100             37              10             0              0              0              0              0
    9/15/15      100             31              7              0              0              0              0              0
    9/15/16      100             25              4              0              0              0              0              0
    9/15/17       96             20              2              0              0              0              0              0
    9/15/18       82             15              1              0              0              0              0              0
    9/15/19       77             13              0              0              0              0              0              0
    9/15/20       72             11              0              0              0              0              0              0
    9/15/21       66              9              0              0              0              0              0              0
    9/15/22       59              7              0              0              0              0              0              0
    9/15/23       52              5              0              0              0              0              0              0
    9/15/24       43              4              0              0              0              0              0              0
    9/15/25       34              2              0              0              0              0              0              0
    9/15/26       23              1              0              0              0              0              0              0
    9/15/27       11              0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life    24.66           16.84          14.14          10.43           6.19           3.41           1.02           0.76
First Prin    6/15/2017       5/15/2013      2/15/2010      10/15/2004     5/15/1999      4/15/1999      3/15/1999      3/15/1999
Last Prin     6/15/2028       2/15/2027      4/15/2020      7/15/2014      5/15/2013      8/15/2011      11/15/2000     12/15/1999


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Decrement Tables (continued)

Class A-19
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99       80             67              55             42             30             21             11             1
    9/15/00       62             33              9              0              0              0              0              0
    9/15/01       42              2              0              0              0              0              0              0
    9/15/02       21              0              0              0              0              0              0              0
    9/15/03       0               0              0              0              0              0              0              0
    9/15/04       0               0              0              0              0              0              0              0
    9/15/05       0               0              0              0              0              0              0              0
    9/15/06       0               0              0              0              0              0              0              0
    9/15/07       0               0              0              0              0              0              0              0
    9/15/08       0               0              0              0              0              0              0              0
    9/15/09       0               0              0              0              0              0              0              0
    9/15/10       0               0              0              0              0              0              0              0
    9/15/11       0               0              0              0              0              0              0              0
    9/15/12       0               0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     2.58           1.55            1.15           0.91           0.77           0.70           0.64           0.59
First Prin    10/15/1998     10/15/1998      10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998     10/15/1998
Last Prin     8/15/2003      10/15/2001      12/15/2000     6/15/2000      2/15/2000      1/15/2000      11/15/1999     10/15/1999

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Decrement Tables (continued)

Class A-20
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100             90             77             68             58             48
    9/15/01      100             100             82             63             48             39             29             21
    9/15/02      100             83              62             44             33             26             19             14
    9/15/03       98             67              46             31             21             16             11             7
    9/15/04       82             51              33             20             13             9              6              4
    9/15/05       64             37              23             13             7              5              3              1
    9/15/06       45             23              14             7              4              2              1              0
    9/15/07       23             11              6              3              1              1              0              0
    9/15/08       0               0              0              0              0              0              0              0
    9/15/09       0               0              0              0              0              0              0              0
    9/15/10       0               0              0              0              0              0              0              0
    9/15/11       0               0              0              0              0              0              0              0
    9/15/12       0               0              0              0              0              0              0              0
    9/15/13       0               0              0              0              0              0              0              0
    9/15/14       0               0              0              0              0              0              0              0
    9/15/15       0               0              0              0              0              0              0              0
    9/15/16       0               0              0              0              0              0              0              0
    9/15/17       0               0              0              0              0              0              0              0
    9/15/18       0               0              0              0              0              0              0              0
    9/15/19       0               0              0              0              0              0              0              0
    9/15/20       0               0              0              0              0              0              0              0
    9/15/21       0               0              0              0              0              0              0              0
    9/15/22       0               0              0              0              0              0              0              0
    9/15/23       0               0              0              0              0              0              0              0
    9/15/24       0               0              0              0              0              0              0              0
    9/15/25       0               0              0              0              0              0              0              0
    9/15/26       0               0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     7.65           6.24            5.17           4.23           3.58           3.19           2.79           2.44
First Prin    8/15/2003      10/15/2001      12/15/2000     6/15/2000      2/15/2000      1/15/2000      11/15/1999     10/15/1999
Last Prin     9/15/2008       9/15/2008      9/15/2008      9/15/2008      9/15/2008      9/15/2008      9/15/2008      2/15/2008

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Decrement Tables (continued)

Class BII
To Maturity

FRM             PPC 0%         PPC 35%        PPC 65%        PPC 100%       PPC 130%       PPC 150%       PPC 175%       PPC 200%
ARM             PPC 0%         PPC 25%        PPC 50%        PPC 75%        PPC 100%       PPC 125%       PPC 150%       PPC 175%
    9/15/98      100             100            100            100            100            100            100            100
    9/15/99      100             100            100            100            100            100            100            100
    9/15/00      100             100            100            100            100            100            100            100
    9/15/01      100             100            100            100            100            100            100            100
    9/15/02      100             100            100             83             59             45             32             20
    9/15/03      100             100             97             63             42             29             16             6
    9/15/04      100             100             81             48             29             16             5              0
    9/15/05      100             100             68             37             17             7              0              0
    9/15/06      100             100             57             27             9              1              0              0
    9/15/07      100             92              47             18             3              0              0              0
    9/15/08      100             82              39             11             0              0              0              0
    9/15/09      100             73              32             6              0              0              0              0
    9/15/10      100             65              25             2              0              0              0              0
    9/15/11      100             57              19             0              0              0              0              0
    9/15/12      100             50              13             0              0              0              0              0
    9/15/13       80             20              0              0              0              0              0              0
    9/15/14       76             16              0              0              0              0              0              0
    9/15/15       72             12              0              0              0              0              0              0
    9/15/16       68              9              0              0              0              0              0              0`
    9/15/17       62              6              0              0              0              0              0              0
    9/15/18       57              3              0              0              0              0              0              0
    9/15/19       54              1              0              0              0              0              0              0
    9/15/20       50              0              0              0              0              0              0              0
    9/15/21       46              0              0              0              0              0              0              0
    9/15/22       41              0              0              0              0              0              0              0
    9/15/23       36              0              0              0              0              0              0              0
    9/15/24       30              0              0              0              0              0              0              0
    9/15/25       21              0              0              0              0              0              0              0
    9/15/26       11              0              0              0              0              0              0              0
    9/15/27       0               0              0              0              0              0              0              0
    9/15/28       0               0              0              0              0              0              0              0

Average Life     21.60           13.41           9.30           6.48           5.00           4.34           3.87           3.62
First Prin    5/15/2013      12/15/2006      7/15/2003      1/15/2002      10/15/2001     10/15/2001     10/15/2001     11/15/2001
Last Prin     9/15/2027       4/15/2020      5/15/2013      4/15/2011      5/15/2008      11/15/2006     8/15/2005      8/15/2004

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Available Funds Cap
-------------------

           Distribution   Group IIA         Group IIB                            Distribution     Group IIA         Group IIB
   Period     Date      Available Funds  Available Funds                 Period    Date        Available Funds   Available Funds
                             Cap               Cap                                                 Cap                 Cap
      1     10/15/98        9.49             9.38                         51    12/15/02        15.29             9.95
      2     11/15/98        9.50             9.35                         52     1/15/03        15.29             9.94
      3     12/15/98        9.51             9.34                         53     2/15/03        15.29             10.02
      4     1/15/99         9.56             9.33                         54     3/15/03        15.29             10.01
      5     2/15/99         9.62             9.32                         55     4/15/03        15.29             10.01
      6     3/15/99         9.66             9.31                         56     5/15/03        15.29             10.00
      7     4/15/99         9.16             8.80                         57     6/15/03        15.29             10.00
      8     5/15/99         9.17             8.78                         58     7/15/03        15.29             9.99
      9     6/15/99         9.18             8.77                         59     8/15/03        15.29             10.01
     10     7/15/99         9.22             8.75                         60     9/15/03        15.29             10.01
     11     8/15/99         9.29             8.73                         61    10/15/03        15.29             10.00
     12     9/15/99         9.33             8.71                         62    11/15/03        15.29             9.99
     13     10/15/99        9.33             8.69                         63    12/15/03        15.29             9.99
     14     11/15/99        9.34             8.67                         64     1/15/04        15.29             9.98
     15     12/15/99        9.35             8.64                         65     2/15/04        15.29             9.98
     16     1/15/00         9.39             8.62                         66     3/15/04        15.29             9.97
     17     2/15/00         9.46             8.60                         67     4/15/04        15.29             9.97
     18     3/15/00         9.50             8.58                         68     5/15/04        15.29             9.96
     19     4/15/00         9.50             8.55                         69     6/15/04        15.29             9.96
     20     5/15/00         9.51             8.53                         70     7/15/04        15.29             9.95
     21     6/15/00         9.52             8.50                         71     8/15/04        15.29             9.94
     22     7/15/00         9.57             8.47                         72     9/15/04        15.29             9.94
     23     8/15/00        12.11             8.44                         73    10/15/04        15.29             9.93
     24     9/15/00        12.15             8.48                         74    11/15/04        15.29             9.93
     25     10/15/00       12.15             8.45                         75    12/15/04        15.29             9.92
     26     11/15/00       12.16             8.42                         76     1/15/05        15.29             9.92
     27     12/15/00       12.17             8.38                         77     2/15/05        15.29             9.92
     28     1/15/01        12.21             8.35                         78     3/15/05        15.29             9.91
     29     2/15/01        13.11             8.32                         79     4/15/05        15.29             9.91
     30     3/15/01        13.15             8.30                         80     5/15/05        15.29             9.90
     31     4/15/01        13.16             9.53                         81     6/15/05        15.29             9.90
     32     5/15/01        13.17             9.53                         82     7/15/05        15.29             9.89
     33     6/15/01        13.18             9.53                         83     8/15/05        15.29             9.88
     34     7/15/01        13.22             9.52                         84     9/15/05        15.29             9.88
     35     8/15/01        14.12             9.80                         85    10/15/05        15.29             9.87
     36     9/15/01        14.16             9.81                         86    11/15/05        15.29             9.87
     37     10/15/01       14.16             9.81                         87    12/15/05        15.29             9.86
     38     11/15/01       14.16             9.80                         88     1/15/06        15.29             9.86
     39     12/15/01       14.17             9.80                         89     2/15/06        15.29             9.87
     40     1/15/02        14.18             9.80                         90     3/15/06        15.29             9.85
     41     2/15/02        15.04             9.90                         91     4/15/06        15.29             9.85
     42     3/15/02        15.05             9.90                         92     5/15/06        15.29             9.84
     43     4/15/02        15.05             9.90                         93     6/15/06        15.29             9.84
     44     5/15/02        15.05             9.89                         94     7/15/06        15.29             9.83
     45     6/15/02        15.05             9.89                         95     8/15/06        15.29             9.82
     46     7/15/02        15.05             9.88                         96     9/15/06        15.29             9.82
     47     8/15/02        15.29             9.96                         97    10/15/06        15.29             9.81
     48     9/15/02        15.29             9.96                         98    11/15/06        15.29             9.81
     49     10/15/02       15.29             9.96                         99    12/15/06        15.29             9.80
     50     11/15/02       15.29             9.95                        100     1/15/07        15.29             9.80


          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Available Funds Cap (continued)
-------------------------------

           Distribution   Group IIA         Group IIB                            Distribution     Group IIA         Group IIB
   Period     Date      Available Funds  Available Funds                 Period    Date        Available Funds   Available Funds
                             Cap               Cap                                                 Cap                 Cap
     101    2/15/07        15.29             9.81                        151     4/15/11        15.30             9.67
     102    3/15/07        15.29             9.79                        152     5/15/11        15.30             9.67
     103    4/15/07        15.29             9.79                        153     6/15/11        15.30             9.68
     104    5/15/07        15.29             9.78                        154     7/15/11        15.30             9.67
     105    6/15/07        15.29             9.78                        155     8/15/11        15.30             9.68
     106    7/15/07        15.29             9.77                        156     9/15/11        15.30             9.68
     107    8/15/07        15.29             9.76                        157    10/15/11        15.30             9.68
     108    9/15/07        15.29             9.76                        158    11/15/11        15.30             9.69
     109    10/15/07       15.29             9.75                        159    12/15/11        15.31             9.69
     110    11/15/07       15.29             9.75                        160     1/15/12        15.31             9.69
     111    12/15/07       15.29             9.74                        161     2/15/12        15.31             9.70
     112    1/15/08        15.29             9.74                        162     3/15/12        15.31             9.69
     113    2/15/08        15.29             9.75                        163     4/15/12        15.31             9.70
     114    3/15/08        15.29             9.73                        164     5/15/12        15.31             9.70
     115    4/15/08        15.29             9.73                        165     6/15/12        15.31             9.71
     116    5/15/08        15.29             9.72                        166     7/15/12        15.31             9.71
     117    6/15/08        15.29             9.72                        167     8/15/12        15.31             9.71
     118    7/15/08        15.29             9.71                        168     9/15/12        15.32             9.72
     119    8/15/08        15.29             9.71                        169    10/15/12        15.32             9.72
     120    9/15/08        15.29             9.71                        170    11/15/12        15.32             9.73
     121    10/15/08       15.29             9.70                        171    12/15/12        15.32             9.73
     122    11/15/08       15.29             9.70                        172     1/15/13        15.32             9.74
     123    12/15/08       15.29             9.69                        173     2/15/13        15.33             9.75
     124    1/15/09        15.29             9.69                        174     3/15/13        15.33             9.75
     125    2/15/09        15.29             9.70                        175     4/15/13        15.33             9.76
     126    3/15/09        15.29             9.68                        176     5/15/13        15.34             9.77
     127    4/15/09        15.29             9.68                        177     6/15/13        15.36             10.03
     128    5/15/09        15.29             9.68                        178     7/15/13        15.36             10.04
     129    6/15/09        15.29             9.68                        179     8/15/13        15.36             10.04
     130    7/15/09        15.29             9.67                        180     9/15/13        15.36             10.03
     131    8/15/09        15.29             9.67                        181    10/15/13        15.36             10.03
     132    9/15/09        15.29             9.67                        182    11/15/13        15.36             10.02
     133    10/15/09       15.29             9.66                        183    12/15/13        15.36             10.02
     134    11/15/09       15.29             9.67                        184     1/15/14        15.36             10.02
     135    12/15/09       15.29             9.66                        185     2/15/14        15.36             10.01
     136    1/15/10        15.29             9.66                        186     3/15/14        15.36             10.01
     137    2/15/10        15.29             9.68                        187     4/15/14        15.36             10.01
     138    3/15/10        15.29             9.66                        188     5/15/14        15.36             10.01
     139    4/15/10        15.29             9.67                        189     6/15/14        15.36             10.00
     140    5/15/10        15.29             9.66                        190     7/15/14        15.36             10.00
     141    6/15/10        15.29             9.67                        191     8/15/14        15.36             10.00
     142    7/15/10        15.29             9.66                        192     9/15/14        15.36             10.00
     143    8/15/10        15.30             9.66                        193    10/15/14        15.36             9.99
     144    9/15/10        15.30             9.67                        194    11/15/14        15.36             9.99
     145    10/15/10       15.30             9.66                        195    12/15/14        15.36             9.99
     146    11/15/10       15.30             9.67                        196     1/15/15        15.36             9.99
     147    12/15/10       15.30             9.66                        197     2/15/15        15.36             9.99
     148    1/15/11        15.30             9.67                        198     3/15/15        15.36             9.98
     149    2/15/11        15.30             9.68                        199     4/15/15        15.36             9.98
     150    3/15/11        15.30             9.67                        200     5/15/15        15.36             9.98

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Available Funds Cap (continued)
-------------------------------

           Distribution   Group IIA         Group IIB                            Distribution     Group IIA         Group IIB
   Period     Date      Available Funds  Available Funds                 Period    Date        Available Funds   Available Funds
                             Cap               Cap                                                 Cap                 Cap
     201    6/15/15        15.36             9.98                        251     8/15/19        15.36             10.11
     202    7/15/15        15.36             9.98                        252     9/15/19        15.36             10.10
     203    8/15/15        15.36             9.98                        253    10/15/19        15.36             10.09
     204    9/15/15        15.36             9.98                        254    11/15/19        15.36             10.08
     205    10/15/15       15.36             9.98                        255    12/15/19        15.36             10.07
     206    11/15/15       15.36             9.98                        256     1/15/20        15.36             10.06
     207    12/15/15       15.36             9.98                        257     2/15/20        15.36             10.05
     208    1/15/16        15.36             9.98                        258     3/15/20        15.36             10.04
     209    2/15/16        15.36             9.98                        259     4/15/20        15.36             10.03
     210    3/15/16        15.36             9.98                        260     5/15/20        15.36             10.01
     211    4/15/16        15.36             9.98                        261     6/15/20        15.36             10.01
     212    5/15/16        15.36             9.98                        262     7/15/20        15.36             10.00
     213    6/15/16        15.36             9.98                        263     8/15/20        15.36             9.99
     214    7/15/16        15.36             9.99                        264     9/15/20        15.36             9.98
     215    8/15/16        15.36             9.99                        265    10/15/20        15.36             9.97
     216    9/15/16        15.36             9.99                        266    11/15/20        15.36             9.96
     217    10/15/16       15.36             9.99                        267    12/15/20        15.36             9.95
     218    11/15/16       15.36             10.00                       268     1/15/21        15.36             9.94
     219    12/15/16       15.36             10.00                       269     2/15/21        15.36             9.93
     220    1/15/17        15.36             10.01                       270     3/15/21        15.36             9.92
     221    2/15/17        15.36             10.01                       271     4/15/21        15.36             9.91
     222    3/15/17        15.36             10.01                       272     5/15/21        15.36             9.90
     223    4/15/17        15.36             10.02                       273     6/15/21        15.36             9.89
     224    5/15/17        15.36             10.03                       274     7/15/21        15.36             9.88
     225    6/15/17        15.36             10.03                       275     8/15/21        15.36             9.87
     226    7/15/17        15.36             10.04                       276     9/15/21        15.36             9.86
     227    8/15/17        15.36             10.05                       277    10/15/21        15.36             9.85
     228    9/15/17        15.36             10.06                       278    11/15/21        15.36             9.85
     229    10/15/17       15.36             10.07                       279    12/15/21        15.36             9.84
     230    11/15/17       15.36             10.08                       280     1/15/22        15.36             9.83
     231    12/15/17       15.36             10.09                       281     2/15/22        15.36             9.82
     232    1/15/18        15.36             10.10                       282     3/15/22        15.36             9.81
     233    2/15/18        15.36             10.12                       283     4/15/22        15.36             9.80
     234    3/15/18        15.36             10.13                       284     5/15/22        15.36             9.79
     235    4/15/18        15.36             10.15                       285     6/15/22        15.36             9.78
     236    5/15/18        15.36             10.17                       286     7/15/22        15.36             9.78
     237    6/15/18        15.36             10.19                       287     8/15/22        15.36             9.77
     238    7/15/18        15.36             10.21                       288     9/15/22        15.36             9.76
     239    8/15/18        15.36             10.24                       289    10/15/22        15.36             9.75
     240    9/15/18        15.36             10.23                       290    11/15/22        15.36             9.74
     241    10/15/18       15.36             10.22                       291    12/15/22        15.36             9.73
     242    11/15/18       15.36             10.21                       292     1/15/23        15.36             9.73
     243    12/15/18       15.36             10.19                       293     2/15/23        15.36             9.72
     244    1/15/19        15.36             10.18                       294     3/15/23        15.36             9.71
     245    2/15/19        15.36             10.17                       295     4/15/23        15.36             9.70
     246    3/15/19        15.36             10.16                       296     5/15/23        15.36             9.69
     247    4/15/19        15.36             10.15                       297     6/15/23        15.36             9.69
     248    5/15/19        15.36             10.14                       298     7/15/23        15.36             9.68
     249    6/15/19        15.36             10.13                       299     8/15/23        15.36             9.67
     250    7/15/19        15.36             10.12                       300     9/15/23        15.36             9.66

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Available Funds Cap (continued)
-------------------------------

           Distribution   Group IIA         Group IIB                            Distribution     Group IIA         Group IIB
   Period     Date      Available Funds  Available Funds                 Period    Date        Available Funds   Available Funds
                             Cap               Cap                                                 Cap                 Cap
     301    10/15/23       15.36             9.66                        331     4/15/26        15.36             9.45
     302    11/15/23       15.36             9.65                        332     5/15/26        15.36             9.45
     303    12/15/23       15.36             9.64                        333     6/15/26        15.36             9.44
     304    1/15/24        15.36             9.63                        334     7/15/26        15.36             9.44
     305    2/15/24        15.36             9.63                        335     8/15/26        15.36             9.43
     306    3/15/24        15.36             9.62                        336     9/15/26        15.36             9.42
     307    4/15/24        15.36             9.61                        337    10/15/26        15.36             9.42
     308    5/15/24        15.36             9.60                        338    11/15/26        15.36             9.41
     309    6/15/24        15.36             9.60                        339    12/15/26        15.36             9.41
     310    7/15/24        15.36             9.59                        340     1/15/27        15.36             9.40
     311    8/15/24        15.36             9.58                        341     2/15/27        15.36             9.40
     312    9/15/24        15.36             9.58                        342     3/15/27        15.36             9.39
     313    10/15/24       15.36             9.57                        343     4/15/27        15.36             9.39
     314    11/15/24       15.36             9.56                        344     5/15/27        15.36             9.38
     315    12/15/24       15.36             9.56                        345     6/15/27        15.36             9.38
     316    1/15/25        15.36             9.55                        346     7/15/27        15.36             9.37
     317    2/15/25        15.36             9.54                        347     8/15/27        15.36             9.37
     318    3/15/25        15.36             9.54                        348     9/15/27        15.36             9.36
     319    4/15/25        15.36             9.53                        349    10/15/27        15.36             9.36
     320    5/15/25        15.36             9.52                        350    11/15/27        15.36             9.35
     321    6/15/25        15.36             9.52                        351    12/15/27        15.36             9.35
     322    7/15/25        15.36             9.51                        352     1/15/28        15.36             9.35
     323    8/15/25        15.36             9.50                        353     2/15/28        15.36             9.34
     324    9/15/25        15.36             9.50                        354     3/15/28        15.36             9.34
     325    10/15/25       15.36             9.49                        355     4/15/28        15.36             9.34
     326    11/15/25       15.36             9.48                        356     5/15/28        15.36             9.34
     327    12/15/25       15.36             9.48                        357     6/15/28        15.36             9.35
     328    1/15/26        15.36             9.47                        358     7/15/28        15.35             9.40
     329    2/15/26        15.36             9.47                        359     8/15/28        14.77             15.23
     330    3/15/26        15.36             9.46

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Collateral Description
----------------------

o Collateral statistics are based on a representative pool as of close of business 8/24/98 (the "Statistical Cut-off Date"). The actual statistics may vary.

                                          Group IIA - 6-Month LIBOR ARM and
                                          Hybrid ARM Collateral
                                          ---------------------------------

Total Outstanding Balance:                $262,361,537

Number of Loans:                          2,647

Average Remaining Balance:                $99,117 (range: $9,989 - $424,500)

Interest Rate Index:                      83.87% 2/28
                                          16.13% 6-month LIBOR ARM loans

WA Gross Coupon:                          10.069%

WA Gross Margin /
WA Life Cap:                              6.292% Margin / 16.364% Cap

WA Periodic Interest
Rate Caps:                                1.004%

WA Months to Roll
(Cut-Off Date 8/24/98):                   19.738 months

Original Weighted Average Term:           359.93 months (range: 180 - 360 months)

Remaining Weighted Average Term:          358.57 months (range:  179 - 360 months)

WA Seasoning:                             1.36 months (range:  0 - 12 months)

WA Lien Position:                         100.00% first

WA Original LTV Ratio:                    80.91% (range: 13.70% - 99.00%)

WA Original CLTV Ratio:                   80.91% (range: 13.70% - 99.00%)

WA Debt to Income Ratio:                  39.60% (range:  5.00% - 60.00%)

Credit Grade:                             62.39% A, 23.33% B, 13.33% C, 0.96% D

Documentation:                            84.97% full doc, 7.67% limited doc, 7.36% no doc

Property Type:                            1.31% single family attached,
                                          85.16% single family detached,
                                          4.89% 2-4 family,
                                          4.31% PUD,
                                          1.78% condo,
                                          0.23% mixed use,
                                          2.32% man. housing

Owner Occupancy:                          95.77% owner occupied, 4.23% investor owned

Loan Purpose:                             38.62% debt consolidation,
                                          1.13% home improvement,
                                          32.80% purchase,
                                          27.44% other

Geographic Distribution:                  MI (14.92%), CA (13.57%), TX (5.45%), IL (5.32%), OH (5.21%)
(all states greater than or
 equal to 5.00%)

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Collateral Description
----------------------

o Collateral statistics are based on a representative pool as of close of business 8/24/98 (the "Statistical Cut-off Date"). The actual statistics may vary.

                            Group IIB                            Group IIB                            Group IIB
                            FRM Collateral                       Hybrid ARM Collateral                FRM and Hybrid ARM Combined
Total Outstanding Balance:  $735,013,525                         $85,516,623                          $820,530,148

Number of Loans:            12,300                               946                                  13,246

Average Remaining Balance:  $59,757 (range: $4,976 - $463,766)   $90,398 (range: $11,000 - $397,500)  $61,946 (range: $4,976
                                                                                                      - $463,766)

Interest Rate Index:        100.00% fixed rate loans             16.30% 2/28                          89.58% fixed rate loans
                                                                 83.70% 3/27                          1.70% 2/28
                                                                                                      8.72% 3/27

WA Gross Coupon:            10.604%                              10.325%                              10.575%

WA Gross Margin /
WA Life Cap:                N/A                                  6.487% Margin / 16.685% Cap          N/A

WA Periodic Interest
Rate Caps:                  N/A                                  1.018%                               N/A

WA Months to Roll
(Cut-Off Date 8/24/98):     N/A                                  33.246 months                        N/A

Original Weighted
Average Term:               197.55 months (range: 15-360         359.85 months (range: 180-360 mos.)  214.46 months (range:
                            months)                                                                   15-360 months)

Remaining Weighted
Average Term:               196.02 months (range: 13-360         358.98 months (range: 180-360 mos.)  213.01 months (range:
                            months)                                                                   13-360 months)

WA Seasoning:               1.52 months (range: 0-16 months)     0.87 months (range: 0-9 months)      1.46 months (range: 0-16
                                                                                                      months)

WA Lien Position:           88.99% first / 11.01% second         100.00% first                        90.13% first / 9.87% second

WA Original LTV Ratio:      72.44% (range: 2.77% - 96.58%)       80.34% (range: 13.25% - 93.46%)      73.26% (range: 2.77% - 96.58%)

WA Original CLTV Ratio:     78.71% (range: 2.77% - 100.25%)      80.34% (range: 13.25% - 93.46%)      78.88% (range: 2.77% -
                                                                                                      100.25%)

WA Debt to Income Ratio:    37.81% (range: 2.00% - 60.00%)       39.93% (range: 6.00% - 56.00%)       38.03% (range: 2.00% - 60.00%)

Credit Grade:               69.00% A, 18.78% B, 9.98% C,         56.96% A, 28.07% B, 13.24% C,        67.74% A, 19.75% B, 10.32%
                            2.24% D                              1.74% D                              C, 2.19% D

Documentation:              90.37% full doc, 5.77% limited       86.37% full doc, 8.16% limited       89.96% full doc, 6.02%
                            doc, 3.85% no doc                    doc, 5.46% no doc                    limited doc, 4.02% no doc

Property Type:              2.05% single family attached,        1.31% single family attached,        1.97% single family attached,
                            88.10% single family detached,       86.93% single family detached,       87.98% single family detached,
                            5.00% 2-4 family, 1.62% PUD, 0.70%   3.80% 2-4 family, 3.47% PUD, 1.16%   4.87% 2-4 family, 1.81% PUD,
                            condo, 0.25% mixed use, 2.30% man.   condo, 0.11% mixed use, 3.23% man.   0.75% condo, 0.23% mixed
                            housing                              housing                              use, 2.39% man. housing

Owner Occupancy:            95.67% owner occupied, 4.33%         95.62% owner occupied, 4.38%         95.67% owner occupied, 4.33%
                            investor owned                       investor owned                       investor owned

Loan Purpose:               58.74% debt consolidation,  1.54%    35.75% debt consolidation,  2.23%    56.34% debt consolidation,
                            home improvement,                    home improvement,                    1.61% home improvement,
                            7.82% purchase, 31.90% other         30.30% purchase, 31.72% other        10.17% purchase, 31.88% other

Geographic Distribution:    OH (11.37%), MI (11.10%), IL         MI (19.35%), CA (12.81%), CO         MI (11.96%), OH (10.71%), IL
(all states greater than    (8.91%), PA (5.99%), FL (5.90%)      (5.95%), TX (5.51%), OH (5.05%),     (8.43%), FL (5.81%), PA
 equal to 5.00%)                                                 FL (5.02%)                           (5.61%), CA (5.45%)

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

1. State

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   State                      Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   Arizona                         86    8,740,851.59     3.33     101,638     10.054       359       81.71    77.4    95.8    65.7
   Arkansas                         7      458,903.97     0.17      65,558     10.149       359       80.42    92.5   100.0    73.7
   California                     207   35,596,322.15    13.57     171,963      9.544       359       81.69    84.0    92.6    68.8
   Colorado                        90   10,545,667.62     4.02     117,174      9.591       359       80.22    78.0    98.0    63.7
   Connecticut                      5      506,448.71     0.19     101,290     10.632       359       78.94   100.0   100.0    32.7
   Delaware                         6      506,070.17     0.19      84,345     10.448       359       78.14   100.0   100.0    31.8
   District of Columbia             6      523,263.14     0.20      87,211     10.116       358       79.81   100.0    85.8    55.0
   Florida                        137   13,007,696.91     4.96      94,947     10.189       358       81.35    76.9    91.5    65.1
   Georgia                         96    9,718,900.63     3.70     101,239     10.334       358       82.85    84.4    92.5    74.9
   Hawaii                           2      546,275.57     0.21     273,138      8.905       357       79.42    54.0   100.0   100.0
   Idaho                           26    2,269,736.19     0.87      87,298     10.157       359       81.40    73.0   100.0    59.6
   Illinois                       137   13,948,479.35     5.32     101,814     10.069       358       81.62    91.9    96.6    58.2
   Indiana                        120    8,722,437.62     3.32      72,687     10.294       358       81.49    88.1    94.9    57.5
   Iowa                             7      298,221.73     0.11      42,603     11.091       359       81.05   100.0   100.0    67.4
   Kansas                          27    1,750,784.97     0.67      64,844     10.490       359       78.90    92.7   100.0    41.9
   Kentucky                        31    2,397,571.52     0.91      77,341      9.880       359       79.02    93.1    97.3    58.2
   Louisiana                       18    1,327,482.84     0.51      73,749     10.388       359       85.63    97.2    92.2    65.8
   Maine                            2      197,288.68     0.08      98,644     11.004       357       82.43   100.0    84.8    84.8
   Maryland                        35    4,340,707.78     1.65     124,020     10.118       358       79.68    75.3    94.4    56.6
   Massachusetts                   47    5,444,049.30     2.08     115,831     10.072       359       77.23    84.9    96.1    60.0
   Michigan                       482   39,154,479.39    14.92      81,233     10.395       359       79.04    93.2    98.8    52.5
   Minnesota                       35    3,934,843.24     1.50     112,424      9.792       359       81.70    91.2   100.0    62.6
   Mississippi                     17    1,087,074.17     0.41      63,946      9.977       359       82.46    86.2   100.0    63.5
   Missouri                        71    5,192,447.59     1.98      73,133     10.369       359       81.31    85.4    99.2    62.6
   Montana                          5      509,468.85     0.19     101,894     10.118       359       77.51    42.5   100.0    59.8
   Nebraska                         7      682,504.78     0.26      97,501     10.933       359       78.45    51.7   100.0    87.3
   Nevada                          20    2,488,696.72     0.95     124,435      9.225       359       79.83    89.4    84.9    85.2
   New Hampshire                    9      730,911.90     0.28      81,212     10.249       358       77.67    79.7   100.0    54.6
   New Jersey                      44    4,471,449.59     1.70     101,624     10.387       358       81.64    85.8    96.8    63.3
   New Mexico                      31    3,661,806.58     1.40     118,123      9.950       359       81.14    72.0    91.5    64.4
   New York                        33    4,367,689.19     1.66     132,354     10.447       358       79.94    82.9    98.3    58.7
   North Carolina                  60    5,953,321.28     2.27      99,222     10.268       358       80.95    81.1    93.6    66.7
   North Dakota                     3      311,453.70     0.12     103,818      9.820       359       82.97   100.0   100.0    75.9
   Ohio                           186   13,670,587.33     5.21      73,498     10.070       359       81.09    90.0    96.9    52.3
   Oklahoma                        27    2,271,146.72     0.87      84,117     10.916       359       81.37    73.4    96.3    62.6
   Oregon                          20    2,390,259.64     0.91     119,513      9.346       359       81.05   100.0   100.0    65.3
   Pennsylvania                    81    6,722,269.08     2.56      82,991     10.222       359       80.19    87.0    99.1    58.6
   Rhode Island                     8      648,271.72     0.25      81,034     10.223       358       72.65    74.9    93.8    49.3
   South Carolina                  19    2,005,597.33     0.76     105,558      9.904       358       82.01    89.1   100.0    53.2
   South Dakota                     2      180,092.86     0.07      90,046     10.473       358       79.56   100.0   100.0    63.7
   Tennessee                       22    1,656,622.76     0.63      75,301     10.169       359       82.18    92.9   100.0    73.6
   Texas                          142   14,299,606.62     5.45     100,701     10.485       359       82.81    77.5    93.4    69.0
   Utah                           104   12,811,298.90     4.88     123,186      9.681       359       81.98    76.0    97.8    73.7
   Vermont                          2      152,880.17     0.06      76,440     10.103       358       71.90   100.0   100.0    73.8
   Virginia                        31    3,090,670.33     1.18      99,699     10.375       356       80.42    94.4    93.6    47.5
   Washington                      45    5,537,185.13     2.11     123,049      9.461       359       82.73    83.3    93.5    66.1
   West Virginia                    8      326,809.42     0.12      40,851     10.038       359       75.30   100.0    86.5    13.5
   Wisconsin                       41    3,204,931.36     1.22      78,169     10.351       359       78.68    87.3    95.5    67.8

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

2. Range of Original LTV's

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Original LTV's             Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   10.01 - 15.00                    1        9,988.75     0.00       9,989      9.990       359       13.70   100.0   100.0     0.0
   20.01 - 25.00                    5      186,926.11     0.07      37,385     10.228       359       23.78    84.0   100.0    42.8
   25.01 - 30.00                    5      224,088.21     0.09      44,818      9.797       359       26.56   100.0   100.0    47.8
   30.01 - 35.00                    6      248,858.61     0.09      41,476      9.939       358       32.16   100.0    88.0    25.3
   35.01 - 40.00                    6      351,262.17     0.13      58,544      9.819       359       37.88    43.1    91.5    76.9
   40.01 - 45.00                   14      709,425.99     0.27      50,673     10.123       359       43.23    95.6   100.0    37.0
   45.01 - 50.00                   28    1,595,729.96     0.61      56,990     10.160       358       48.85    79.2    97.5    34.3
   50.01 - 55.00                   27    2,156,467.25     0.82      79,869      9.612       359       53.37    64.4   100.0    56.2
   55.01 - 60.00                   60    4,230,970.61     1.61      70,516     10.092       359       58.42    68.9    87.3    41.6
   60.01 - 65.00                   70    5,389,224.93     2.05      76,989     10.614       358       63.91    65.6    96.3    23.6
   65.01 - 70.00                  156   13,774,180.03     5.25      88,296     10.269       358       69.00    56.4    92.1    45.8
   70.01 - 75.00                  324   28,287,029.62    10.78      87,306     10.030       359       74.15    72.9    84.9    51.4
   75.01 - 80.00                  771   75,512,223.79    28.78      97,941      9.986       359       79.66    80.9    94.2    50.9
   80.01 - 85.00                  582   61,716,352.75    23.52     106,042     10.064       358       84.62    90.3    99.3    51.4
   85.01 - 90.00                  584   66,918,105.60    25.51     114,586     10.105       359       89.65    98.8    99.8    98.8
   90.01 - 95.00                    6      872,804.99     0.33     145,467     10.456       358       90.22   100.0   100.0   100.0
   95.01 - 100.00                   2      177,897.42     0.07      88,949     10.333       358       98.86   100.0   100.0    44.5

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

3. Range of Minimum Coupon Rates

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Minimum Coupon Rates       Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   7.01 - 8.00                     40    4,817,631.82     1.84     120,441      7.822       359       77.39    89.4    95.7    81.1
   8.01 - 9.00                    327   41,332,432.38    15.75     126,399      8.727       359       79.32    84.8    92.8    80.8
   9.01 - 10.00                   845   91,241,223.30    34.78     107,978      9.662       359       81.28    84.0    95.7    71.9
   10.01 - 11.00                  947   86,690,149.95    33.04      91,542     10.543       359       82.09    85.6    96.6    55.2
   11.01 - 12.00                  383   31,316,311.85    11.94      81,766     11.468       359       80.62    87.5    96.9    35.0
   12.01 - 13.00                   73    5,244,636.24     2.00      71,844     12.414       359       76.25    77.1    99.6    34.2
   13.01 - 14.00                   24    1,388,428.13     0.53      57,851     13.470       358       69.81    70.1    97.9     9.8
   14.01 - 15.00                    7      282,634.19     0.11      40,376     14.395       358       68.80   100.0   100.0     0.0
   15.01 - 16.00                    1       48,088.93     0.02      48,089     16.000       358       64.56   100.0   100.0     0.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

4. Range of Loan Balances

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Loan Balances              Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   0.01 - 25,000.00                37      798,123.09     0.30      21,571     11.177       359       63.14    94.2    91.8    11.9
   25,000.01 - 50,000.00          418   16,816,579.57     6.41      40,231     10.636       358       74.53    92.0    90.5    37.0
   50,000.01 - 75,000.00          644   40,206,124.09    15.32      62,432     10.356       358       78.69    93.3    95.3    45.6
   75,000.01 - 100,000.00         556   48,244,146.82    18.39      86,770     10.138       359       81.21    90.7    96.8    59.0
   100,000.01 - 125,000.00        362   40,694,744.25    15.51     112,416     10.073       359       82.53    86.0    96.6    64.9
   125,000.01 - 150,000.00        245   33,678,862.61    12.84     137,465     10.071       359       82.45    84.8    96.4    67.2
   150,000.01 - 175,000.00        129   20,862,812.35     7.95     161,727      9.956       359       82.27    82.2    93.8    71.4
   175,000.01 - 200,000.00         72   13,447,062.47     5.13     186,765     10.009       359       81.61    79.0    93.0    67.7
   200,000.01 - 225,000.00         60   12,792,914.09     4.88     213,215      9.630       359       81.47    80.0    96.6    66.5
   225,000.01 - 250,000.00         45   10,698,981.15     4.08     237,755      9.634       359       82.58    75.4    97.8    71.2
   250,000.01 - 275,000.00         23    5,992,062.97     2.28     260,524      9.522       358       82.07    69.8    91.4    78.8
   275,000.01 - 300,000.00         17    4,926,766.21     1.88     289,810      9.679       359       82.62    76.6   100.0   100.0
   300,000.01 - 325,000.00         16    5,017,079.93     1.91     313,567      9.773       358       82.43    62.2   100.0    93.6
   325,000.01 - 350,000.00         11    3,724,207.01     1.42     338,564      9.060       358       79.06    45.4   100.0    90.6
   350,000.01 - 400,000.00         11    4,036,570.18     1.54     366,961      9.798       359       81.04    64.0   100.0    91.0
   400,000.01 - 450,000.00          1      424,500.00     0.16     424,500      8.850       359       79.35   100.0   100.0     0.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

5. Property Types

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Property Types             Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   Single Family Detached       2,270  223,419,765.14    85.16      98,423     10.057       359       80.93    85.2    96.8    61.7
   2-4 Family                     115   12,831,449.25     4.89     111,578     10.167       358       80.76    83.4    82.1    62.8
   Planned Unit Development        86   11,297,185.43     4.31     131,363     10.239       359       83.31    79.5    93.1    78.6
   Manufactured Housing            82    6,094,561.83     2.32      74,324     10.052       358       78.97    90.1    96.2    56.0
   Condominium                     46    4,671,265.88     1.78     101,549      9.988       359       80.18    86.8    91.7    72.6
   Single Family Attached          43    3,433,238.37     1.31      79,843     10.021       359       79.61    92.3    95.5    57.1
   Mixed Use                        5      614,070.89     0.23     122,814     10.246       357       64.54    30.9   100.0     8.3

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

6. Range of Months of Seasoning

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
   Range of                    Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Months of                  Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Seasoning                  Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   0 - 1                        1,656  163,538,022.14    62.33      98,755     10.063       359       81.19    86.0    96.1    63.6
   2 - 12                         991   98,823,514.65    37.67      99,721     10.079       357       80.45    83.2    95.3    60.4

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

7. Range of Months Remaining to Maturity

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
   Range of                    Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Months Remaining           Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   to Maturity                Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   121 - 180                        2       98,200.00     0.04      49,100     10.025       179       87.75   100.0   100.0   100.0
   301 - 360                    2,645  262,263,336.79    99.96      99,154     10.069       359       80.91    85.0    95.8    62.4

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

8. Range of Months of Original Term

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
   Range of                    Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Months of                  Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Original Term              Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   121 - 180                        2       98,200.00     0.04      49,100     10.025       179       87.75   100.0   100.0   100.0
   301 - 360                    2,645  262,263,336.79    99.96      99,154     10.069       359       80.91    85.0    95.8    62.4

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

9. Occupancy Status

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Occupancy Status           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   Owner Occupied               2,514  251,271,091.26    95.77      99,949     10.081       359       81.16    85.0   100.0    61.4
   Investor Owned                 133   11,090,445.53     4.23      83,387      9.795       359       75.35    84.9     0.0    84.7

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

10. Range of Margins

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Margins                    Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   4.00 - 4.99                    146   16,390,142.42     6.25     112,261      8.869       359       77.47    82.2    94.9    85.5
   5.00 - 5.99                    761   79,123,722.69    30.16     103,973      9.571       359       80.78    89.4    95.6    70.5
   6.00 - 6.99                  1,107  111,365,506.42    42.45     100,601     10.155       358       81.91    83.6    95.5    62.1
   7.00 - 7.99                    525   47,433,187.71    18.08      90,349     10.783       359       80.55    83.3    96.5    45.8
   8.00 - 8.99                     87    6,617,205.64     2.52      76,060     11.931       358       78.19    77.0    98.4    34.3
   9.00 - 9.99                     17    1,253,058.75     0.48      73,709     12.475       358       74.53    64.6    97.7    49.7
   10.00 - 10.99                    3      124,131.45     0.05      41,377     10.511       358       79.62   100.0   100.0    87.1
   11.00 - 11.99                    1       54,581.71     0.02      54,582     14.390       359       65.00   100.0   100.0     0.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

11. Range of Maximum Coupon Rates

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Maximum Coupon Rates       Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   13.01 - 14.00                   19    2,290,067.50     0.87     120,530      7.726       359       73.56    83.0   100.0    85.1
   14.01 - 15.00                  245   29,900,463.52    11.40     122,043      8.665       359       78.97    82.9    92.0    81.5
   15.01 - 16.00                  731   79,797,108.16    30.41     109,162      9.502       359       81.37    84.8    95.5    74.6
   16.01 - 17.00                  941   89,845,229.35    34.24      95,478     10.301       359       81.64    86.2    95.7    58.4
   17.01 - 18.00                  488   43,680,959.46    16.65      89,510     10.963       359       81.06    85.7    97.5    42.4
   18.01 - 19.00                  160   12,682,147.10     4.83      79,263     11.712       359       80.39    84.2    99.1    44.2
   19.01 - 20.00                   43    2,889,244.40     1.10      67,192     12.688       358       74.31    76.4    98.3    28.6
   20.01 - 21.00                   14      757,941.22     0.29      54,139     13.432       359       75.58    82.1   100.0    17.9
   21.01 - 22.00                    6      518,376.08     0.20      86,396     13.524       358       73.06    46.0   100.0    54.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

12. Month of Next Coupon Rate Change

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Month of Next Coupon       Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Rate Change                Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   1998-09                          4      424,901.67     0.16     106,225     10.154       355       78.96    33.3    85.0    84.6
   1998-10                         15    1,754,594.33     0.67     116,973      9.510       356       79.74    70.8   100.0    54.1
   1998-11                         40    3,673,405.89     1.40      91,835      9.922       357       79.28    89.4    88.3    54.2
   1998-12                        106   10,235,987.95     3.90      96,566      9.863       358       79.16    84.5    97.4    61.3
   1999-01                        160   15,591,934.54     5.94      97,450      9.501       359       80.84    86.3    98.1    64.3
   1999-02                         93   10,182,285.95     3.88     109,487      9.314       360       80.38    84.9    95.4    65.6
   1999-03                          5      444,000.00     0.17      88,800      9.312       360       73.21   100.0   100.0    84.2
   1999-08                          1       60,927.26     0.02      60,927     11.550       348       85.00   100.0   100.0     0.0
   1999-09                          1       26,878.89     0.01      26,879     11.990       349       63.53   100.0   100.0     0.0
   1999-10                          1       40,262.21     0.02      40,262     11.400       350       80.00   100.0   100.0     0.0
   1999-11                          1       28,548.47     0.01      28,548     13.240       351       65.00     0.0     0.0     0.0
   1999-12                          3      450,120.24     0.17     150,040     10.035       352       77.25    24.4   100.0   100.0
   2000-01                          7      902,464.01     0.34     128,923     10.998       353       80.76    44.8   100.0    72.6
   2000-02                          6      438,878.83     0.17      73,146     10.484       354       78.51   100.0   100.0    87.9
   2000-03                         17    1,690,561.37     0.64      99,445      9.701       355       80.24    68.5    97.0    58.7
   2000-04                         57    6,497,057.42     2.48     113,983     10.102       356       80.98    73.0    93.2    60.3
   2000-05                        169   15,350,743.03     5.85      90,833     10.164       357       80.84    91.8    90.7    61.3
   2000-06                        563   57,248,183.08    21.82     101,684     10.107       358       80.68    83.6    96.6    60.0
   2000-07                        931   91,661,306.14    34.94      98,455     10.185       359       81.33    85.7    96.3    64.5
   2000-08                        467   45,658,495.51    17.40      97,770     10.185       360       81.27    86.6    95.1    60.7

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

13. Range of Days Delinquent

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Days Delinquent            Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   0 - 29                       2,606  259,430,042.84    98.88      99,551     10.061       359       80.92    84.9    95.8    62.7
   30 - 59                         37    2,523,933.61     0.96      68,214     10.771       357       79.61    92.4    93.0    38.2
   60 - 89                          4      407,560.34     0.16     101,890     10.783       356       82.74   100.0   100.0     0.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

14. Range of Debt to Income Ratio

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Range of                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Debt to Income Ratio       Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   0.01 - 5.00                      1       65,000.00     0.02      65,000     10.250       360       60.75     0.0   100.0     0.0
   5.01 - 10.00                     7      437,973.42     0.17      62,568     10.622       358       74.97    26.4    41.0    29.1
   10.01 - 15.00                   51    4,140,710.46     1.58      81,190     10.314       358       74.91    55.5    89.6    60.1
   15.01 - 20.00                   87    5,899,081.85     2.25      67,806      9.990       359       77.90    80.3    94.9    55.2
   20.01 - 25.00                  157   12,044,195.75     4.59      76,715     10.119       359       78.58    88.2    95.4    45.2
   25.01 - 30.00                  278   22,204,992.56     8.46      79,874     10.228       359       80.10    90.7    97.7    50.7
   30.01 - 35.00                  343   32,284,437.75    12.31      94,124     10.137       359       80.23    86.5    94.5    60.6
   35.01 - 40.00                  446   46,069,230.52    17.56     103,294     10.035       359       80.92    82.8    94.9    59.8
   40.01 - 45.00                  525   55,238,740.01    21.05     105,217     10.062       358       82.10    86.9    96.3    67.4
   45.01 - 50.00                  607   66,618,171.70    25.39     109,750     10.003       359       81.73    84.7    96.7    67.7
   50.01 - 55.00                  139   16,555,392.55     6.31     119,104     10.011       359       80.37    84.4    96.2    66.6
   55.01 - 60.00                    6      803,610.22     0.31     133,935     10.347       358       84.79    67.5    94.7    77.5

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

15. Product Type

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Product Type               Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   2/28 ARMs                    2,224  220,054,426.46    83.87      98,945     10.162       359       81.08    85.0    95.7    62.3
   6 Mo LIBOR ARMs                423   42,307,110.33    16.13     100,017      9.585       359       80.05    84.8    96.4    63.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

16. Loan Purpose

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Loan Purpose               Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   Debt Consolidation           1,078  101,336,394.94    38.62      94,004     10.097       358       80.36    86.8    96.9    60.1
   Purchase                       792   86,055,832.20    32.80     108,656     10.070       359       82.97    82.2    95.6    68.5
   Other                          748   72,002,581.96    27.44      96,260     10.020       359       79.22    85.6    94.4    58.7
   Home Improvement                29    2,966,727.69     1.13     102,301     10.284       359       81.04    90.1    97.3    52.2

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

17. Documentation Level

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Documentation Level        Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   Full Documentation           2,340  222,931,707.82    84.97      95,270     10.069       359       81.88   100.0    95.8    59.5
   No Documentation               150   20,111,566.27     7.67     134,077     10.036       359       73.62     0.0    97.1    81.8
   Limited Documentation          157   19,318,262.70     7.36     123,046     10.108       358       77.34     0.0    94.3    75.1

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

18. Credit Rating

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Credit Rating              Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   A                            1,455  163,676,191.15    62.39     112,492      9.816       359       82.93    81.1    94.3   100.0
   B                              687   61,204,385.17    23.33      89,089     10.218       359       79.45    89.8    98.6     0.0
   C                              464   34,969,247.21    13.33      75,365     10.829       359       75.20    94.5    97.6     0.0
   D                               41    2,511,713.26     0.96      61,261     12.333       358       64.68    88.7   100.0     0.0

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

19. Index Type

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                              Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Index Type                 Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   6 Mo LIBOR                   2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIA - 6-Month LIBOR ARM and Hybrid ARM Collateral
--------------------------------------------------------------------------------

20. Initial Periodic Cap

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
   Initial                     Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Periodic                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Cap                        Loans      Balance      Balance    Balance     Coupon     Term        LTV      ation   upied     A
   1.000                          420   41,882,956.75    15.96      99,721      9.582       359       79.96    84.6    96.4    62.6
   1.500                            3      424,153.58     0.16     141,385      9.859       359       88.08   100.0   100.0   100.0
   2.000                           51    4,314,292.71     1.64      84,594     10.337       359       80.81    82.1    88.8    56.3
   3.000                        2,173  215,740,133.75    82.23      99,282     10.159       359       81.08    85.1    95.8    62.4

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

--------------------------------------------------------------------------------

21. Periodic Rate Cap

                              Number                    % of                          Weighted   Weighted      %
                                of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                               Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
   Periodic                   Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
   Rate Cap                   Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
   1.000                        2,631  260,190,782.34    99.17      98,894     10.065       359       80.89    85.0    95.7    62.5
   1.500                           16    2,170,754.45     0.83     135,672     10.600       359       83.94    86.0    98.8    52.8

   Total:                       2,647  262,361,536.79   100.00      99,117     10.069       359       80.91    85.0    95.8    62.4

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

1. State

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    State                   Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Arizona                     195   12,656,642.31     1.54      64,906     10.433       232       79.70    87.7    94.9    61.4
    Arkansas                     81    3,314,113.81     0.40      40,915     11.474       197       75.02    96.7    95.2    46.1
    California                  376   44,705,178.37     5.45     118,897     10.001       285       79.95    81.9    93.5    75.3
    Colorado                    163   13,108,122.72     1.60      80,418     10.199       261       80.23    82.0   100.0    69.4
    Connecticut                  65    4,564,122.89     0.56      70,217     10.450       204       78.30    89.0    98.7    67.3
    Delaware                     28    2,054,929.93     0.25      73,390      9.956       222       76.79    91.3    97.5    62.9
    District of Columbia         44    3,401,371.12     0.41      77,304     10.283       212       75.33    95.2    84.9    72.7
    Florida                     807   47,646,831.05     5.81      59,042     10.675       208       80.28    83.0    93.8    67.2
    Georgia                     384   21,483,845.18     2.62      55,948     10.791       212       79.65    90.7    92.8    65.5
    Hawaii                        4      885,881.72     0.11     221,470      8.637       178       79.00    75.2    70.4    96.1
    Idaho                        42    2,874,681.37     0.35      68,445     10.150       230       76.68    65.5    98.0    64.4
    Illinois                  1,092   69,157,773.16     8.43      63,331     11.046       197       78.91    94.3    95.6    64.6
    Indiana                     746   37,422,532.43     4.56      50,164     10.563       201       79.05    94.0    96.3    62.7
    Iowa                         63    2,999,231.54     0.37      47,607     10.413       204       79.57    94.5    96.8    70.4
    Kansas                       47    2,767,516.29     0.34      58,883     10.862       223       80.59    95.3    95.7    56.6
    Kentucky                    270   13,916,788.12     1.70      51,544     10.421       197       79.82    94.6    98.6    70.0
    Louisiana                   249   12,609,538.04     1.54      50,641     11.007       202       77.59    91.3    97.5    58.4
    Maine                        22    1,084,005.94     0.13      49,273     10.537       204       76.04    92.2    98.9    58.2
    Maryland                    288   21,596,389.66     2.63      74,987     10.322       211       80.23    93.3    95.1    71.3
    Massachusetts               241   19,229,956.27     2.34      79,792      9.980       222       75.05    85.1    97.7    75.6
    Michigan                  1,771   98,142,172.09    11.96      55,416     11.337       214       77.45    91.7    96.4    55.1
    Minnesota                   165   10,763,786.95     1.31      65,235     10.585       202       78.53    91.9    97.6    58.0
    Mississippi                 119    5,206,875.55     0.63      43,755     11.788       193       77.02    94.2    98.2    43.5
    Missouri                    320   15,974,177.32     1.95      49,919     11.302       190       79.49    91.8    94.0    58.0
    Montana                      15    1,009,468.40     0.12      67,298      9.886       248       74.94    76.4    85.8    64.0
    Nebraska                     53    3,693,898.78     0.45      69,696     10.401       196       79.29    95.4    98.7    71.6
    Nevada                       57    5,498,912.12     0.67      96,472     10.058       223       80.19    80.6    91.2    71.6
    New Hampshire                29    1,569,174.08     0.19      54,109     10.206       220       80.26    97.1    92.0    79.3
    New Jersey                  272   23,955,257.38     2.92      88,071     10.423       211       76.51    88.7    95.7    75.3
    New Mexico                  131    8,644,316.19     1.05      65,987     10.165       225       79.76    85.4    96.1    69.3
    New York                    493   34,004,215.15     4.14      68,974     10.167       207       76.58    91.1    96.7    80.3
    North Carolina              649   37,329,001.22     4.55      57,518     10.420       202       79.74    93.2    95.6    74.9
    North Dakota                  4      141,364.30     0.02      35,341     11.030       277       73.87   100.0   100.0    37.4
    Ohio                      1,485   87,872,573.30    10.71      59,173     10.084       195       80.27    95.5    96.5    74.1
    Oklahoma                     37    2,058,563.66     0.25      55,637     10.326       233       78.70    77.8    97.5    62.8
    Oregon                       52    3,976,083.25     0.48      76,463     10.085       237       80.44    77.6    91.7    79.1
    Pennsylvania                854   46,056,606.99     5.61      53,930     10.412       202       79.00    89.1    96.9    67.1
    Rhode Island                 59    3,927,082.39     0.48      66,561     10.258       205       78.44    87.0    89.6    76.6
    South Carolina              277   14,066,556.69     1.71      50,782     10.474       196       79.29    93.8    96.9    70.7
    South Dakota                  2       97,317.00     0.01      48,659      9.608       206       81.12   100.0   100.0   100.0
    Tennessee                   256   15,564,849.38     1.90      60,800     10.565       195       79.81    89.0    91.7    75.8
    Texas                       292   20,460,135.21     2.49      70,069     10.796       248       77.33    74.6    96.5    64.9
    Utah                        107    7,907,964.26     0.96      73,906     10.248       262       81.28    78.8    91.2    76.1
    Vermont                       8      417,208.34     0.05      52,151     12.656       183       75.37    76.6   100.0    51.1
    Virginia                    192   10,818,217.59     1.32      56,345     10.398       213       77.93    93.9    97.3    71.9
    Washington                  115   10,431,244.31     1.27      90,706     10.258       265       78.86    82.9    95.1    67.1
    West Virginia                64    3,149,417.44     0.38      49,210     10.214       217       79.80   100.0    97.8    74.1
    Wisconsin                   149    9,525,058.07     1.16      63,927     11.124       191       81.11    95.5    95.4    68.2
    Wyoming                      12      789,198.72     0.10      65,767     10.291       274       74.21    43.8    72.5    83.3

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

2. Range of Original LTVs

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Original LTVs           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0.01 - 5.00                   5       88,501.84     0.01      17,700     11.492       177       31.82    74.1   100.0    77.7
    5.01 - 10.00                129    2,329,181.59     0.28      18,056     11.473       185       78.66    92.1    99.5    76.8
    10.01 - 15.00               515   11,113,433.52     1.35      21,579     11.548       182       80.48    91.9    99.2    79.5
    15.01 - 20.00               886   21,439,525.43     2.61      24,198     11.346       181       83.91    95.2    98.9    86.0
    20.01 - 25.00               465   13,848,963.81     1.69      29,783     11.547       185       77.31    96.6    98.5    79.9
    25.01 - 30.00               380   13,713,600.01     1.67      36,088     11.372       190       71.89    90.0    97.5    81.3
    30.01 - 35.00               280   11,093,990.90     1.35      39,621     11.182       193       68.54    91.9    97.1    74.4
    35.01 - 40.00               248   10,287,521.36     1.25      41,482     10.959       191       61.86    94.2    96.0    76.2
    40.01 - 45.00               228    9,440,329.35     1.15      41,405     11.140       192       56.42    89.5    96.4    61.5
    45.01 - 50.00               317   13,196,431.72     1.61      41,629     11.282       192       53.32    79.4    89.3    51.0
    50.01 - 55.00               258   12,281,379.01     1.50      47,602     10.651       203       55.84    87.5    91.2    57.5
    55.01 - 60.00               384   17,871,018.21     2.18      46,539     11.174       202       58.95    76.3    92.4    46.1
    60.01 - 65.00               500   27,560,987.20     3.36      55,122     10.974       219       64.18    78.1    88.3    48.6
    65.01 - 70.00               830   49,164,632.19     5.99      59,234     10.844       210       68.82    77.0    84.9    54.1
    70.01 - 75.00             1,270   80,926,615.75     9.86      63,722     10.571       214       74.16    80.4    87.3    56.8
    75.01 - 80.00             2,885  208,630,428.23    25.43      72,316     10.310       215       79.53    88.2    96.2    59.8
    80.01 - 85.00             1,940  159,426,789.80    19.43      82,179     10.348       221       84.58    95.1    99.5    59.3
    85.01 - 90.00             1,690  154,976,290.63    18.89      91,702     10.427       222       89.66    98.8   100.0    98.1
    90.01 - 95.00                35    3,079,777.50     0.38      87,994     10.310       209       92.42   100.0   100.0   100.0
    95.01 - 100.00                1       60,750.00     0.01      60,750      9.740       180       96.58   100.0   100.0   100.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

3. Range of Original CLTV's

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Original CLTV's         Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0.01 - 5.00                   2       42,766.54     0.01      21,383     10.873       177        3.80   100.0   100.0    53.8
    5.01 - 10.00                  1       25,455.58     0.00      25,456     13.450       178        8.23     0.0   100.0     0.0
    10.01 - 15.00                14      284,651.32     0.03      20,332     10.985       199       13.62   100.0   100.0    48.1
    15.01 - 20.00                30      804,896.98     0.10      26,830     11.299       176       18.34    70.0    93.0    47.1
    20.01 - 25.00                59    1,330,723.56     0.16      22,555     11.068       175       23.14    91.8    93.5    48.6
    25.01 - 30.00                80    2,479,451.78     0.30      30,993     11.205       183       27.94    77.8    87.5    59.9
    30.01 - 35.00                81    2,948,986.38     0.36      36,407     10.762       201       32.85    77.1    91.9    49.6
    35.01 - 40.00               144    5,142,166.97     0.63      35,709     10.778       197       37.94    84.5    92.8    59.9
    40.01 - 45.00               178    6,517,088.52     0.79      36,613     11.100       183       42.60    86.7    95.2    49.1
    45.01 - 50.00               295   11,801,924.75     1.44      40,007     11.231       192       48.22    76.9    87.9    47.4
    50.01 - 55.00               263   12,107,223.51     1.48      46,035     10.609       204       53.02    85.0    91.3    56.8
    55.01 - 60.00               410   18,527,878.39     2.26      45,190     11.206       201       58.07    77.1    92.5    45.2
    60.01 - 65.00               523   28,412,317.74     3.46      54,326     10.982       218       63.50    77.6    88.1    49.3
    65.01 - 70.00               907   51,418,245.65     6.27      56,690     10.840       210       68.68    77.1    85.4    55.0
    70.01 - 75.00             1,439   86,766,184.57    10.57      60,296     10.622       212       74.06    80.7    88.0    57.7
    75.01 - 80.00             3,218  219,676,328.22    26.77      68,265     10.358       213       79.47    88.4    96.4    60.4
    80.01 - 85.00             2,476  176,974,025.29    21.57      71,476     10.460       218       84.49    95.5    99.5    61.3
    85.01 - 90.00             2,577  181,889,701.99    22.17      70,582     10.599       217       89.55    98.9   100.0    97.8
    90.01 - 95.00               144    5,883,105.08     0.72      40,855     10.936       196       91.65   100.0   100.0    99.6
    95.01 - 100.00              404    7,480,825.23     0.91      18,517     11.138       177       99.62   100.0   100.0    97.6
    100.01 greater
    than or =                     1       16,200.00     0.00      16,200     10.500       177      100.25   100.0   100.0   100.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

4. Range of Coupon Rates

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Coupon Rates            Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    7.01 - 8.00                 149   13,134,817.89     1.60      88,153      7.813       218       74.59    93.4    98.0    95.5
    8.01 - 9.00               1,408  112,662,664.47    13.73      80,016      8.687       224       76.72    90.1    96.0    96.2
    9.01 - 10.00              2,978  225,215,444.98    27.45      75,626      9.661       223       79.66    90.3    94.8    80.0
    10.01 - 11.00             3,443  213,280,188.42    25.99      61,946     10.571       215       80.62    88.3    96.0    66.9
    11.01 - 12.00             2,424  128,962,516.98    15.72      53,202     11.549       205       80.42    90.7    95.2    53.3
    12.01 - 13.00             1,551   72,870,519.01     8.88      46,983     12.509       192       78.21    90.6    95.7    45.8
    13.01 - 14.00               781   34,221,083.55     4.17      43,817     13.493       189       74.77    92.2    97.3    26.7
    14.01 - 15.00               332   13,811,800.18     1.68      41,602     14.447       191       68.91    87.6    97.0     4.0
    15.01 - 16.00                82    3,038,167.50     0.37      37,051     15.575       191       63.78    96.2    99.4     5.7
    16.01 - 17.00                81    2,783,396.49     0.34      34,363     16.478       180       56.40    92.6   100.0     0.0
    17.01 - 18.00                15      511,888.75     0.06      34,126     17.417       171       62.79    91.9    96.1     0.0
    18.01 - 19.00                 1       14,909.83     0.00      14,910     18.190       118       57.69   100.0   100.0     0.0
    19.01 - 20.00                 1       22,750.00     0.00      22,750     19.240       119       57.59   100.0   100.0     0.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

5. Range of Loan Balances

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Loan Balances           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0.01 - 25,000.00          2,152   39,168,673.61     4.77      18,201     11.760       178       73.08    95.6    93.5    59.6
    25,000.01 - 50,000.00     4,490  168,891,598.47    20.58      37,615     11.099       195       74.78    94.2    92.5    58.3
    50,000.01 - 75,000.00     3,173  194,944,180.74    23.76      61,438     10.608       203       78.85    93.4    95.9    63.7
    75,000.01 - 100,000.00    1,554  134,412,654.05    16.38      86,495     10.423       208       80.37    92.7    96.6    70.2
    100,000.01 - 125,000,000    865   96,025,747.46    11.70     111,012     10.332       212       81.62    88.6    96.8    73.1
    125,000.01 - 150,000,000    405   55,240,813.15     6.73     136,397     10.355       217       82.10    86.1    97.8    75.3
    150,000.01 - 175,000,000    192   31,051,419.23     3.78     161,726     10.224       210       81.84    82.4    96.5    76.6
    175,000.01 - 200,000,000    119   22,248,895.85     2.71     186,966     10.095       227       79.47    78.2    98.3    74.7
    200,000.01 - 225,000,000     51   10,888,756.03     1.33     213,505     10.001       229       83.84    84.2    98.1    80.3
    225,000.01 - 250,000,000     93   22,174,056.85     2.70     238,431      9.851       295       79.90    72.2    97.8    77.3
    250,000.01 - 275,000,000     52   13,602,575.18     1.66     261,588      9.641       311       80.79    78.7    98.1    80.6
    275,000.01 - 300,000,000     45   12,920,953.16     1.57     287,132      9.830       316       80.65    69.1    95.7    77.8
    300,000.01 - 325,000,000     20    6,277,012.52     0.76     313,851      9.506       313       84.33    85.0    94.8    95.2
    325,000.01 - 350,000,000     20    6,746,555.38     0.82     337,328      9.710       320       79.16    64.7    95.0    84.8
    350,000.01 - 400,000,000     12    4,574,949.03     0.56     381,246      9.428       344       84.36    75.3   100.0    83.8
    400,000.01 - 450,000,000      2      897,541.66     0.11     448,771      9.325       359       72.17   100.0   100.0   100.0
    450,000.01 greater
    than or =                     1      463,765.68     0.06     463,766      9.375       359       80.00   100.0   100.0     0.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

6. Property Types

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Property Types          Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Single Family Detached   11,679  721,887,830.72    87.98      61,811     10.576       213       79.13    90.2    96.8    67.7
    2-4 Family                  617   39,975,230.53     4.87      64,790     10.614       202       75.48    88.9    77.6    70.1
    Manufactured Housing        358   19,646,344.80     2.39      54,878     10.450       214       77.09    88.9    98.0    64.0
    Single Family Attached      312   16,157,680.03     1.97      51,787     10.684       204       78.52    91.9    91.5    64.9
    Planned Unit Development    146   14,837,272.68     1.81     101,625     10.364       251       83.00    81.0    96.1    70.0
    Condominium                 117    6,124,594.85     0.75      52,347     10.465       206       73.46    91.1    89.7    70.7
    Mixed Use                    17    1,901,194.44     0.23     111,835     11.679       187       60.72    62.5    84.7    61.1

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials

Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

7. Range of Months of Seasoning

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
    Range of                 Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Months of               Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Seasoning               Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0 - 1                     6,960  450,098,652.66    54.85      64,669     10.464       224       78.98    89.4    95.9    68.1
    2 - 12                    6,278  370,143,330.66    45.11      58,959     10.708       200       78.77    90.6    95.4    67.3
    13 greater
    than or =                     8      288,164.73     0.04      36,021     11.722       162       71.06    84.5    89.0    88.9

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

8. Range of Months Remaining to Maturity

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
    Range of                 Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Months Remaining        Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    to Maturity             Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    1 - 60                       63    1,674,459.81     0.20      26,579     10.859        56       62.12    92.9    98.8    82.5
    61 - 120                    687   23,954,577.88     2.92      34,868     10.398       112       71.64    93.7    94.7    76.5
    121 - 180                 9,198  544,043,216.87    66.30      59,148     10.783       178       79.06    91.0    95.4    66.1
    181 - 240                 2,203  125,229,013.29    15.26      56,845     10.176       238       78.21    92.6    96.4    74.7
    241 - 300                     3      331,484.52     0.04     110,495     10.184       298       78.48   100.0   100.0    27.7
    301 - 360                 1,092  125,297,395.68    15.27     114,741     10.098       359       80.38    82.0    96.4    66.1

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

9. Range of Months of Original Term

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
    Range of                 Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Months of               Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Original Term           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    1 - 60                       63    1,674,459.81     0.20      26,579     10.859        56       62.12    92.9    98.8    82.5
    61 - 120                    687   23,954,577.88     2.92      34,868     10.398       112       71.64    93.7    94.7    76.5
    121 - 180                 9,198  544,043,216.87    66.30      59,148     10.783       178       79.06    91.0    95.4    66.1
    181 - 240                 2,203  125,229,013.29    15.26      56,845     10.176       238       78.21    92.6    96.4    74.7
    241 - 300                     3      331,484.52     0.04     110,495     10.184       298       78.48   100.0   100.0    27.7
    301 - 360                 1,092  125,297,395.68    15.27     114,741     10.098       359       80.38    82.0    96.4    66.1

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

10. Occupancy Status

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Occupancy Status        Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Owner Occupied           12,541  784,988,411.54    95.67      62,594     10.580       213       79.28    90.1   100.0    67.3
    Investor Owned              705   35,541,736.51     4.33      50,414     10.457       206       69.95    87.9     0.0    78.1

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

11. Range of Days Delinquent

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Days Delinquent         Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0 - 29                   13,034  808,996,201.72    98.59      62,068     10.557       213       78.88    90.0    95.7    68.1
    30 - 59                     200   11,025,624.42     1.34      55,128     11.801       201       79.05    90.1    91.9    39.3
    60 - 89                      12      508,321.91     0.06      42,360     12.119       185       69.45    85.1    85.0    38.1

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

12. Range of Junior Lien Ratio

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Junior Lien Ratio       Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    = or less than 0         10,554  739,571,285.27    90.13      70,075     10.486       216       78.46    89.4    95.3    65.9
    0.01 - 5.00                   1        7,967.94     0.00       7,968     12.050       178       84.34   100.0   100.0   100.0
    5.01 - 10.00                 28      463,661.11     0.06      16,559     11.725       197       83.56    85.5   100.0    80.9
    10.01 - 15.00               265    4,973,943.70     0.61      18,770     11.630       183       85.52    98.3    99.8    81.9
    15.01 - 20.00               818   17,423,395.69     2.12      21,300     11.399       181       90.29    96.3    99.8    88.8
    20.01 - 25.00               412   11,467,328.35     1.40      27,833     11.533       185       83.39    94.8    98.9    84.5
    25.01 - 30.00               331   10,603,006.72     1.29      32,033     11.591       186       82.53    96.5    99.4    83.6
    30.01 - 35.00               244    8,759,059.45     1.07      35,898     11.389       188       83.01    93.1    99.5    83.9
    35.01 - 40.00               175    6,759,300.24     0.82      38,625     11.394       186       80.41    96.2    99.3    82.8
    40.01 - 45.00               129    6,141,558.88     0.75      47,609     11.202       191       79.37    95.3    97.5    89.1
    45.01 - 50.00                92    4,392,415.86     0.54      47,744     11.202       192       78.82    94.7    98.9    86.7
    50.01 - 55.00                45    2,328,223.76     0.28      51,738     11.092       186       80.35    97.1   100.0    89.0
    55.01 - 60.00                37    1,598,004.98     0.19      43,189     11.078       186       77.06   100.0    95.0    88.2
    60.01 - 65.00                35    1,505,580.78     0.18      43,017     11.322       192       71.56    97.2   100.0    62.1
    65.01 - 70.00                17    1,017,326.24     0.12      59,843     10.259       215       67.57    83.5    96.3    80.7
    70.01 - 75.00                16      798,254.33     0.10      49,891     11.196       186       71.30    84.5   100.0    70.5
    75.01 - 80.00                18    1,122,748.56     0.14      62,375     10.533       190       63.59    79.0   100.0    75.6
    80.01 - 85.00                10      730,976.86     0.09      73,098     11.192       191       74.89   100.0    89.4    83.0
    85.01 - 90.00                 8      376,626.09     0.05      47,078     11.879       183       74.12   100.0   100.0    87.0
    90.01 - 95.00                 7      320,258.16     0.04      45,751     10.514       187       67.70   100.0   100.0    88.9
    95.01 - 100.00                4      169,225.08     0.02      42,306     11.766       201       36.18   100.0   100.0    49.3

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

13. Range of Debt to Income Ratio


                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
    Range of                Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Debt to Income Ratio    Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    0.01 - 5.00                  18    1,456,645.94     0.18      80,925     10.257       181       69.81    32.7    82.7    52.8
    5.01 - 10.00                 60    2,618,326.32     0.32      43,639     10.658       217       71.61    61.8   100.0    66.4
    10.01 - 15.00               281   12,728,449.30     1.55      45,297     10.575       206       73.14    80.0    92.1    62.4
    15.01 - 20.00               680   31,798,118.03     3.88      46,762     10.672       210       73.10    86.5    95.3    55.5
    20.01 - 25.00             1,159   58,262,774.29     7.10      50,270     10.713       203       75.61    90.3    97.1    58.6
    25.01 - 30.00             1,488   80,571,801.26     9.82      54,148     10.675       205       77.78    89.6    95.8    63.4
    30.01 - 35.00             1,805  104,935,119.72    12.79      58,136     10.592       211       78.30    89.2    95.6    66.8
    35.01 - 40.00             2,135  138,108,228.17    16.83      64,688     10.529       210       79.80    88.6    94.7    71.4
    40.01 - 45.00             2,497  164,359,495.74    20.03      65,823     10.519       215       79.91    89.3    95.9    71.5
    45.01 - 50.00             2,811  197,750,140.89    24.10      70,349     10.580       218       80.37    93.6    95.9    69.1
    50.01 - 55.00               303   27,168,501.37     3.31      89,665     10.376       240       80.59    92.1    96.0    69.6
    55.01 - 60.00                 9      772,547.02     0.09      85,839      9.224       276       69.91    89.7    91.6    71.6

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

14. Product Type

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Product Type            Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Balloon 30/15             5,383  387,332,093.03    47.21      71,955     10.912       178       80.03    90.4    95.3    62.7
    Fixed Rate                6,868  344,492,667.86    41.98      50,159     10.264       217       77.18    90.2    96.2    76.0
    3/27 ARMs                   792   71,580,994.77     8.72      90,380     10.397       359       80.37    85.1    96.1    55.9
    2/28 ARMs                   154   13,935,628.07     1.70      90,491      9.958       360       80.19    93.0    93.4    62.5
    Balloon 30/5                 45    2,906,295.71     0.35      64,584      9.812        82       83.86    97.4    89.2    87.0
    Balloon 20/15                 1      118,666.50     0.01     118,667      9.550       177       85.00   100.0   100.0     0.0
    Balloon 20/10                 2      106,874.43     0.01      53,437      9.685       119       77.14   100.0   100.0    52.4
    Balloon 30/10                 1       56,927.68     0.01      56,928     11.600       137       81.88   100.0   100.0   100.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

15. Lien Position

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Lien Position           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    1st Lien                 10,554  739,571,285.27    90.13      70,075     10.486       216       78.46    89.4    95.3    65.9
    2nd Lien                  2,692   80,958,862.78     9.87      30,074     11.385       186       82.75    95.3    99.1    84.8

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

16. Balloon

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Balloon                 Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Balloon                   5,432  390,520,857.35    47.59      71,893     10.903       178       80.06    90.5    95.2    62.8
    Non-Balloon               7,814  430,009,290.70    52.41      55,031     10.276       245       77.81    89.5    96.1    72.2

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------
                       Group II Computational Materials


Group IIB - FRM Collateral and Hybrid ARM Collateral Combined
--------------------------------------------------------------------------------

17. Loan Purpose

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Loan Purpose            Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Debt Consolidation        7,600  462,299,347.33    56.34      60,829     10.488       207       78.87    91.9    96.5    69.5
    Other                     4,435  261,604,499.26    31.88      58,986     10.760       211       77.91    89.1    94.5    64.2
    Purchase                    990   83,406,913.29    10.17      84,249     10.491       246       82.38    82.9    94.5    70.0
    Home Improvement            221   13,219,388.17     1.61      59,816     10.446       241       76.29    82.9    95.6    62.7

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

18. Documentation Level

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Documentation Level     Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    Full Documentation       12,298  738,114,315.03    89.96      60,019     10.577       211       79.65   100.0    95.8    66.4
    Limited Documentation       552   49,411,934.41     6.02      89,514     10.412       234       74.15     0.0    95.5    84.1
    No Documentation            396   33,003,898.61     4.02      83,343     10.762       232       68.70     0.0    93.6    72.4

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

--------------------------------------------------------------------------------

19. Credit Rating

                            Number                    % of                          Weighted   Weighted      %
                              of                     Aggre-    Average    Weighted   Average    Average    Full      %       %
                             Home      Aggregate      gate    Aggregate   Average    Remain-   Original    Doc-    Owner  Credit
                            Equity       Loan         Loan      Loan       Gross       ing     Combined   ument-   Occ-    Grade
    Credit Rating           Loans       Balance     Balance    Balance     Coupon     Term        LTV      ation   upied     A
    A                         8,450  555,856,087.94    67.74      65,782     10.123       213       80.80    88.2    95.0   100.0
    B                         2,738  162,044,122.22    19.75      59,183     11.015       217       77.49    92.7    96.8     0.0
    C                         1,588   84,688,745.90    10.32      53,330     11.942       210       73.31    95.5    97.2     0.0
    D                           470   17,941,191.99     2.19      38,173     14.122       198       58.40    92.8    98.8     0.0

    Total:                   13,246  820,530,148.05   100.00      61,946     10.575       213       78.88    90.0    95.7    67.7

          This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.